                                                                     EXHIBIT 4.1





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                            R. J. TOWER CORPORATION,
                                   As Issuer,

                             TOWER AUTOMOTIVE, INC.,
                              As Parent Guarantor,

            THE SUBSIDIARY GUARANTORS PARTY HERETO FROM TIME TO TIME,
                                       AND

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   As Trustee


                     --------------------------------------


                                 EURO INDENTURE

                            Dated as of July 25, 2000

                     --------------------------------------

                   *150,000,000 aggregate principal amount of

                           9.25% Senior Notes due 2010





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

                                TABLE OF CONTENTS

                                                                                                      Page
 ARTICLE I        Definitions and Incorporation by Reference.............................................1
                  Section 1.1.   Definitions.............................................................1
                  Section 1.2.   Other Definitions......................................................11
                  Section 1.3.   Incorporation by Reference of Trust Indenture Act......................12
                  Section 1.4.   Rules of Construction..................................................12

 ARTICLE II       The Securities........................................................................13
                  Section 2.1.   Form, Dating and Terms.................................................13
                  Section 2.2.   Execution and Authentication...........................................19
                  Section 2.3.   Registrar and Paying Agent.............................................20
                  Section 2.4.   Paying Agent To Hold Money in Trust....................................20
                  Section 2.5.   Securityholder Lists...................................................21
                  Section 2.6.   Transfer and Exchange..................................................21
                  Section 2.7.   Form of Certificate to be Delivered in Connection
                                     with Transfers to Institutional Accredited Investors...............25
                  Section 2.8.   Form of Certificate to be Delivered in Connection
                                     with Transfers Pursuant to Regulation S............................27
                  Section 2.9.   Form of Certificate to be Delivered in Connection
                                     with Transfers Pursuant to Rule 144A...............................28
                  Section 2.10.   Mutilated, Destroyed, Lost or Stolen Securities.......................29
                  Section 2.11.   Temporary Securities..................................................30
                  Section 2.12.   Cancellation..........................................................30
                  Section 2.13.   Payment of Interest; Defaulted Interest...............................31
                  Section 2.14.   Computation of Interest...............................................32
                  Section 2.15.   CUSIP Numbers.........................................................32

 ARTICLE III      Covenants.............................................................................33
                  Section 3.1.   Payment of Principal, Premium, if any, and Interest,
                                     if any.............................................................33
                  Section 3.2.   Maintenance of Office or Agency........................................33
                  Section 3.3.   Money for Securities Payments to be Held in Trust;
                                     Unclaimed Money....................................................33
                  Section 3.4.   Corporate Existence....................................................35
                  Section 3.5.   Reports by the Company.................................................35
                  Section 3.6.   Annual Review Certificate; Notice of Defaults or
                                     Events of Default..................................................36
                  Section 3.7.   Books of Record and Account............................................36
                  Section 3.8.   Limitation on Liens....................................................36
                  Section 3.9.   Limitation on Sale and LeaseBack Transactions..........................38

 ARTICLE IV       Consolidation, Merger or Sale by the Company .........................................39



                                                                                                      Page
                  Section 4.1.   Consolidation, Merger or Sale of Assets Permitted......................39

 ARTICLE V        Redemption of Securities..............................................................40
                  Section 5.1.   Applicability of Article...............................................40
                  Section 5.2.   Election to Redeem; Notice to Trustee..................................40
                  Section 5.3.   Selection of Securities to be Redeemed.................................40
                  Section 5.4.   Notice of Redemption...................................................41
                  Section 5.5.   Deposit of Redemption Price............................................41
                  Section 5.6.   Securities Payable on Redemption Date..................................42
                  Section 5.7.   Securities Redeemed in Part............................................42
                  Section 5.8.   Optional Redemption....................................................42
                  Section 5.9.   Offer to Repurchase Upon a Change of Control...........................43

 ARTICLE VI       Defaults and Remedies.................................................................45
                  Section 6.1.   Events of Default......................................................45
                  Section 6.2.   Acceleration; Rescission and Annulment.................................47
                  Section 6.3.   Collection of Indebtedness and Suits for Enforcement
                                     by Trustee.........................................................47
                  Section 6.4.   Trustee May File Proofs of Claim.......................................48
                  Section 6.5.   Trustee May Enforce Claims Without Possession of
                                     Securities.........................................................48
                  Section 6.6.   Delay or Omission Not Waiver...........................................48
                  Section 6.7.   Waiver of Past Defaults................................................49
                  Section 6.8.   Control by Majority....................................................49
                  Section 6.9.   Limitation on Suits by Holders.........................................49
                  Section 6.10.   Rights of Holders to Receive Payment..................................50
                  Section 6.11.   Application of Money Collected........................................50
                  Section 6.12.   Restoration of Rights and Remedies....................................51
                  Section 6.13.   Rights and Remedies Cumulative........................................51
                  Section 6.14.   Waiver of Usury, Stay or Extension Laws...............................51
                  Section 6.15.   Undertaking for Costs.................................................51

 ARTICLE VII  Trustee...................................................................................52
                  Section 7.1.   Certain Duties and Responsibilities of the Trustee.....................52
                  Section 7.2.   Rights of Trustee......................................................52
                  Section 7.3.   Trustee May Hold Securities............................................54
                  Section 7.4.   Money Held in Trust....................................................54
                  Section 7.5.   Trustee's Disclaimer...................................................54
                  Section 7.6.   Notice of Defaults.....................................................54
                  Section 7.7.   Reports by Trustee to Holders..........................................54
                  Section 7.8.   Securityholder Lists...................................................55
                  Section 7.9.   Compensation and Indemnity.............................................55
                  Section 7.10.   Replacement of Trustee................................................56


                                                                                                      Page
                  Section 7.11.   Acceptance of Appointment by Successor.  .............................57
                  Section 7.12.   Eligibility; Disqualification.........................................58
                  Section 7.13.   Merger, Conversion, Consolidation or Succession to
                                       Business. .......................................................58
                  Section 7.14.   Appointment of Authenticating Agent...................................58

 ARTICLE VIII  Discharge of Indenture; Defeasance.......................................................60
                  Section 8.1.   Termination of Company's and Guarantors'
                                     Obligations Under this Indenture...................................60
                  Section 8.2.   Application of Trust Funds.............................................61
                  Section 8.3.   Company's Option to Effect Defeasance or Covenant
                                     Defeasance. .......................................................61
                  Section 8.4.   Defeasance and Discharge...............................................61
                  Section 8.5.   Covenant Defeasance....................................................62
                  Section 8.7.   Deposited Money and Government Obligations to Be
                                     Held in Trust......................................................64
                  Section 8.8.   Repayment to Company...................................................64
                  Section 8.9.   Indemnity for Government Obligations...................................65

 ARTICLE IX       Supplemental Indentures...............................................................65
                  Section 9.1.   Supplemental Indentures Without Consent
                                     of Holders.........................................................65
                  Section 9.2.   Supplemental Indentures with Consent of Holders........................66
                  Section 9.3.   Compliance with Trust Indenture Act....................................67
                  Section 9.4.   Execution of Supplemental Indentures...................................67
                  Section 9.5.   Effect of Supplemental Indentures .....................................67

 ARTICLE X        Guarantees............................................................................68
                  Section 10.1.   Guarantees. ..........................................................68
                  Section 10.2.   Obligations of Guarantors Unconditional...............................70
                  Section 10.3.   Limitation on Guarantors' Liability...................................70
                  Section 10.4.   Releases of Guarantees.  .............................................70
                  Section 10.5.   Application of Certain Terms and Provisions to
                                       Guarantors.......................................................71
                  Section 10.6.   Additional Guarantors.................................................71

 ARTICLE XI       Miscellaneous.........................................................................72
                  Section 11.1.   Trust Indenture Act Controls..........................................72
                  Section 11.2.   Notices...............................................................72
                  Section 11.3.   Communication by Holders with other Holders...........................73
                  Section 11.4.   Certificate and Opinion as to Conditions Precedent....................73
                  Section 11.5.   Statements Required in Certificate or Opinion.........................73
                  Section 11.6.   When Securities Disregarded...........................................74


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

                                                                                                      Page
                  Section 11.7.   Rules by Trustee, Paying Agent and Registrar..........................74
                  Section 11.8.   Legal Holidays........................................................74
                  Section 11.9.   GOVERNING LAW.........................................................74
                  Section 11.10.   No Recourse Against Others...........................................75
                  Section 11.12.   Multiple Originals...................................................75
                  Section 11.13.   Variable Provisions..................................................75
                  Section 11.14.   Qualification of Indenture...........................................75
                  Section 11.15.   Table of Contents; Headings..........................................75
                  Section 11.16.   Separability.........................................................75

EXHIBIT A         Form of the Initial Security
EXHIBIT B         Form of the Exchange Security



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

                              CROSS-REFERENCE TABLE


                                                                           TIA Section Indenture Section
310   (a) (1)...........................................................................            7.12
      (a) (2)...........................................................................            7.12
      (a) (3)...........................................................................             1.3
      (a) (4)...........................................................................             1.3
      (b)...............................................................................      7.10; 7.12
311   (a)...............................................................................             1.3
      (b)...............................................................................             1.3
312   (a)...............................................................................             7.8
      (b)...............................................................................            11.3
      (c)...............................................................................            11.3
313   (a)...............................................................................             7.7
      (b)...............................................................................             7.7
      (c)...............................................................................             7.7
      (d)...............................................................................             7.7
314   (a)...............................................................................        3.5; 3.6
      (b)...............................................................................             3.5
      (c)...............................................................................            11.4
      (d)...............................................................................             3.5
      (e)...............................................................................            11.5
315   (a)...............................................................................             7.1
      (b)...............................................................................             7.6
      (c)...............................................................................             7.1
      (d)...............................................................................             7.1
      (e)...............................................................................            6.15
316   (a) (last.........................................................................            11.6
   sentence)
      (a) (1) (A).......................................................................        6.2; 6.8
      (a) (1) (B).......................................................................             6.7
      (a) (2)...........................................................................             1.3
      (b)...............................................................................       6.9; 6.10
317   (a) (1)...........................................................................             6.3
      (a) (2)...........................................................................             6.4
      (b)...............................................................................             3.3
318   (a)...............................................................................            11.1


Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                  INDENTURE, dated as of July 25, 2000, among R. J. Tower Corporation, a Michigan corporation (the "Company"), Tower Automotive, Inc., a Delaware corporation ("Parent"), the companies listed on the signature pages hereto that are subsidiaries of the Company (the "Subsidiary Guarantors," and together with Parent, the "Guarantors") and United States Trust Company of New York, a New York corporation, as trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of (i) the Company's 9.25% Senior Notes due 2010 (the "Initial Securities"), (ii) if and when issued in exchange for Initial Securities as provided in the Registration Rights Agreement (as hereinafter defined), the Company's 9.25% Senior Notes due 2010 (the "Exchange Securities") and (iii) if and when issued as provided in the Registration Rights Agreement, the Private Exchange Securities (as defined in the Registration Rights Agreement; together with Initial Securities and Exchange Securities, the "Securities").

                                    ARTICLE I

                   Definitions and Incorporation by Reference

         SECTION 1.1.   Definitions.
                        -----------

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent, authenticating agent or co-Registrar.

         "Attributable Debt," when used in connection with a Sale and Lease-Back Transaction, shall mean, as of any particular time, the lesser of (i) the fair value (as determined by the Board of Directors) of the property subject to such arrangement and (ii) the then-present value, discounted at the rate per annum equal to the rate of interest implicit in the lease involved in such Sale and Lease-Back Transaction, as determined in good faith by the Company, of the obligation of a lessee for net rental payments during the remaining term of any lease in respect of such property (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease for any period shall mean the sum of the rental payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges.

         "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 7.14.

         "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13 (d) (3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon occurrence of a subsequent condition (other than a condition that the Holders waive one or more provisions of this Indenture).

         "Board of Directors" means (i) with respect to a corporation, the board of directors of the corporation, (ii) with respect to a partnership, the board of directors of the general partner of the partnership, and (iii) with respect to any other Person, the board or committee of such Person serving a similar function.

         "Board Resolution" means a copy of a resolution of the Board of Directors of the Company or the equivalent body of any Guarantor, as applicable, certified by the Secretary or an Assistant Secretary of the Company, or the equivalent officer of any Guarantor, as applicable, to have been duly adopted by the Board of Directors of the Company or the equivalent body of any Guarantor, as applicable, and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

         "Book-Entry Depositary" means Deutsche Bank AG, London branch, in its capacity as book-entry depositary pursuant to the terms of the Deposit Agreement.

         "Business Day," means a day (other than Saturday or Sunday) on which Euroclear, Clearstream and the banks in New York are open for business.

         "Change of Control" means the occurrence of any of the following:

         (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any "person" (as that term is used in Section 13 (d) (3) of the Exchange Act);

         (2) the adoption of a plan relating to the liquidation or dissolution of the Company;

         (3) the first day on which Parent ceases, either directly or indirectly, to own all of the outstanding equity interests of the Company;

         (4) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than an employee trust sponsored by the Company, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the voting stock of the Company, measured by voting power rather than number of shares; or

         (5) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

         "Clearstream" means Clearstream Banking, societe anonyme.

         "Closing Date" means the date on which the Initial Securities are issued.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means R. J. Tower Corporation, a Michigan corporation, or a successor corporation.

         "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer or the Controller of the Company.

         "Consolidated Assets" means the Company's assets, determined in accordance with GAAP and consolidated for financial reporting purposes in accordance with GAAP, such assets to be valued at book value.

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who:

         (1) was a member of such Board of Directors on the date of the Indenture; or

         (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         "Corporate Trust Office" means the office of the Trustee in which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 114 West 47th Street, New York, New York 10036-1532, Attention: Corporate Trust Administration.

         "Credit Agreement" means that certain Credit Agreement, dated on or about July 25, 2000, by and among the Company, various direct and indirect wholly owned Subsidiaries of the Company and Bank of America, N.A., as a lender and as administrative agent, and The Chase Manhattan Bank, as a lender and as syndication agent, and certain other lenders named therein, providing for up to $1.15 billion of aggregate borrowings, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

         "Debt" means indebtedness for borrowed money.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Defaulted Interest" shall have the meaning set forth in Section 2.13.

         "Deposit Agreement" means the Deposit Agreement, dated July 25, 2000 between the Company and Deutsche Bank Luxembourg S.A., as Book-Entry Depositary, with respect to the Global Notes, as amended from time to time in accordance with the terms hereof.

         "Depositary" shall mean a common depositary for Euroclear and Clearstream or their nominees and successors.

         "Depositary Interest" means a certificate or depositary interest representing 100% beneficial interest in a Global Note.

         "Euro" or "(U)" refers to the single European currency introduced within the member states of the European Community on January 1, 1999.

         "Euroclear" means Morgan Guaranty Trust Company of New York (Brussels office) as operator of the Euroclear system and any successor thereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Offer" shall have the meaning set forth in the Registration Rights Agreement.

         "Exchange Securities" has the meaning ascribed to it in the second introductory paragraph of this Indenture.

         "Exempted Indebtedness" means, as of any particular time, the sum of:

         (1) the aggregate principal amount of all then outstanding Indebtedness for borrowed money of the Company and its Restricted Subsidiaries incurred after the date of the Indenture and secured by any Lien, other than those permitted under any of clauses (a) through (i) of Section 3.8 hereof under the heading "Limitation on Liens;" and

         (2) all Attributable Debt pursuant to Sale and Lease-Back Transactions incurred by the Company and its Restricted Subsidiaries after the date of the Indenture, at that time outstanding, other than that which is not prohibited by or is permitted pursuant to clause (a) or (b) of Section 3.9 hereof under the heading "Limitation on Sale and Lease-Back Transactions."

         "Funded Indebtedness" means all Indebtedness of the Company and its Restricted Subsidiaries maturing by its terms more than one year after, or which is renewable or extendable at the option of the Company for a period ending more than one year after, the date as of which Funded Indebtedness is being determined.

         "GAAP" means such accounting principles as are generally accepted in the United States at the date of this Indenture.

         "Government Obligations" means securities which are (i) direct obligations of the United States, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depositary receipt.

         "Guarantee" means the guarantee of the Securities by each Guarantor under Article X hereof.

         "Guarantors" means (i) Parent, (ii) the Subsidiaries of the Company which have executed this Indenture as a Guarantor as of the date hereof, and
(iii) each of the Company's Subsidiaries, whether formed, created or acquired after the Closing Date, which become a guarantor of Securities pursuant to the provisions of this Indenture.

         "Holder" or "Securityholder" means the Person in whose name a Security is registered in the Note Register.

         "Indebtedness" of a Person means all obligations which would be treated as liabilities upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP.

         "Indenture" means this Indenture as originally executed or as amended or supplemented from time to time and shall include the forms and terms of the Securities established as contemplated hereunder.

         "Indirect Participant" means a person who holds an interest through a Participant.

         "Initial Securities" means the Company's 9.25% Senior Notes due 2010 issued on the Closing Date.

         "Investment" by any Person means:

         (1) all investments by such Person in any other Person in the form of loans, advances or capital contributions;

         (2) all guarantees of Indebtedness or other obligations of any other Person by such Person;

         (3) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, capital stock or other securities of any other Person; and

         (4) all other items that would be classified as investments (including, without limitation, purchases outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.

         "Legal Holiday" has the meaning ascribed to it in Section 11.8.

         "Luxembourg Paying Agent" means Deutsche Bank Luxembourg S.A., located at 2 Boulevard Konrad Adenauer, L-1511 Luxembourg and any successor paying agent.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

         "Note Register" means the register of Securities, maintained by the Registrar, pursuant to Section 2.3.

         "Obligations" means any principal, premiums, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any indebtedness.

         "Officer" means the Chairman of the Board, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary.

         "Officers' Certificate," when used with respect to the Company, means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer or the Controller of the Company.

         "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. Such other counsel may be an employee of or counsel to the Company.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (2) Securities, or portions thereof, for whose payment or redemption money or Government Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

         (3) Securities, except to the extent provided in Sections 8.4 and 8.5, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article VIII; and

         (4) Securities which have been paid pursuant to Section 2.12 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Participant" means, with respect to Euroclear or Clearstream, a Person who has an account with Euroclear or Clearstream, respectively.

         "Paying Agent" has the meaning provided in Section 2.3, except that, for the purposes of Article Eight, the Paying Agent shall not be the Company or a Subsidiary of the Company or an Affiliate of any of them.

         "Person" means any individual, corporation, partnership, business trust, joint- stock company, trust, unincorporated organization, joint venture or governmental authority or other entity of whatever nature.

         "Place of Payment," when used with respect to the Securities, means the place or places where the principal of, premium, if any, and interest, if any, and any other payments on such Securities are payable as specified as contemplated by Section 2.3.

         "Principal Property" means the principal manufacturing facilities located in the United States owned by the Company or a Subsidiary, except such as the Board of Directors, in its good faith opinion, reasonably determines is not significant to the business, financial condition and earnings of the Company and its consolidated Subsidiaries taken as a whole, as evidenced by a Board Resolution.

         "Private Exchange Securities" shall have the meaning set forth in the Registration Rights Agreement relating to the Initial Securities.

         "QIB" means any "qualified institutional buyer" (as defined in Rule 144A under the Securities Act).

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of July 25, 2000, as amended from time to time, among the Company, the Guarantors, Chase Manhattan International Limited, Bank of America International Limited, ABN AMRO Incorporated, First Chicago Limited, Donaldson, Lufkin & Jenrette International and Scotia Capital (USA) Inc.

         "Responsible Officer," when used with respect to the Trustee, shall mean any officer within the corporate trust department of the Trustee, including any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with a particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Restricted Securities Legend" means the Private Placement Legend set forth in clause (A) of Section 2.1(c).

         "Restricted Subsidiary" means any consolidated Subsidiary that owns any Principal Property.

         "Securities" means the collective reference to the Initial Securities, Exchange Securities and Private Exchange Securities.

          "Securities Act" means the Securities Act of 1933, as amended.

         "Significant Subsidiary" means any Subsidiary which has:

         (1) Consolidated Assets or in which the Company and its other Subsidiaries have Investments, equal to or greater than 5% of the total Consolidated Assets of the Company and its other Subsidiaries at the end of its most recently completed fiscal year; or

         (2) consolidated gross revenue equal to or greater than 5% of the consolidated gross revenue of the Company and its Subsidiaries for its most recently completed fiscal year.

         "Stated Maturity," when used with respect to any Security, means the date specified in such Security as the fixed date on which the principal of such Security is due and payable.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 9.3.

         "Trustee" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee.

         "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "U.S. Paying Agent" means United States Trust Company of New York and any successor U.S. Paying Agent.

         SECTION 1.2.   Other Definitions.
                        -----------------

Term                                                          Defined in Section

"Additional Securities"......................................................2.2
"Bankruptcy Law".............................................................6.1
"Benefitted Party".......................................................10.1(c)
"Change of Control Offer"....................................................5.9
"Change of Control Payment Date".............................................5.9
"Custodian"..................................................................6.1
"Definitive Securities"...................................................2.1(a)
"Event of Default"...........................................................6.1
"Exchange Global Note"....................................................2.1(a)
"Global Securities".......................................................2.1(a)
"IAI Certificate..........................................................2.6(a)
"IAI Definitive Notes"....................................................2.1(a)
"IAIs"....................................................................2.1(a)
"Institutional Accredited Investor Note"..................................2.1(a)
"Institutional Accredited Investor Global Note"...........................2.1(a)
"Notice of Default".......................................................6.1(c)
"Private Placement Legend"................................................2.1(c)
"Quotation Agent"............................................................5.8
"Reference Dealer"...........................................................5.8
"Reference Dealer Rate"......................................................5.8

"Registrar"..................................................................2.3
"Regulation S"............................................................2.1(a)
"Regulation S Certificate"................................................2.6(a)
"Regulation S Definitive Notes"...........................................2.1(a)
"Regulation S Global Note"................................................2.1(a)
"Regulation S Legend".....................................................2.1(c)
"Regulation S Note".......................................................2.1(a)
"Regulation S Global Note"................................................2.1(a)
"Remaining Scheduled Payments"...............................................5.8
"Resale Restriction Termination Date".....................................2.1(c)
"Rule 144A"...............................................................2.1(a)
"Rule 144A Definitive Note"...............................................2.1(a)
"Rule 144A Certificate"...................................................2.6(a)
"Rule 144A Global Note"...................................................2.1(a)
"Rule 144A Note"..........................................................2.1(a)
"Sale and Lease-Back Transaction"............................................3.9
"Special Record Date".......................................................2.12

         SECTION 1.3. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

         "indenture securities" means the Securities.

         "indenture security holder" means a Securityholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by the Commission rules have the meanings assigned to them by such definitions.

         SECTION 1.4. Rules of Construction. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a)      a term has the meaning assigned to it;

         (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (c)      "or" is not exclusive;

         (d)      "including" means including without limitation;

         (e) words in the singular include the plural and words in the plural include the singular; and

         (f) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE II

                                 The Securities

         SECTION 2.1.   Form, Dating and Terms.

         (a) The Initial Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated July 19, 2000, among the Company, the Guarantors, Chase Manhattan International Limited, Bank of America International Limited, ABN AMRO Incorporated, First Chicago Limited, Donaldson, Lufkin & Jenrette International and Scotia Capital (USA) Inc. (collectively, the "Initial Purchasers") The Initial Securities will be resold by the Initial Purchasers initially only to (A) QIBs in reliance on Rule 144A under the Securities Act ("Rule 144A") and (B) Non-U.S. Persons in reliance on Regulation S under the Securities Act ("Regulation S"). Such Initial Securities may thereafter be transferred to, among others, QIBs, Non-U.S. Persons and institutional "accredited investors" (as defined in Rules 501(a)(1), (2), (3) and (7) under the Securities Act who are not QIBs ("IAIs")) in accordance with Rule 501 of the Securities Act in accordance with the procedure described herein.

         Initial Securities offered and sold to QIBs in the United States in reliance on Rule 144A (each, a "Rule 144A Note") will be issued on the Closing Date in the form of a permanent global Security, without interest coupons, substantially in the form of Exhibit A, which is hereby incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (a "Rule 144A Global Note"), deposited with the Book-Entry Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Note may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Book-Entry Depositary as hereinafter provided.

         Initial Securities offered and sold outside the United States in reliance on Regulation S (each, a "Regulation S Note") will be issued on the Closing Date in the form of a permanent global Security, without interest coupons, substantially in the form set forth in Exhibit A, which is hereby incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (a "Regulation S Global Note"), deposited with the Book-Entry Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Regulation S Global Note may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Book-Entry Depositary as hereinafter provided.

         On the Closing Date a similar global Security to represent Initial Securities that may be resold to IAIs in the United States (each, an "Institutional Accredited Investor Note"), will be issued in the form of a single permanent global Security, without interest coupons, substantially in the form set forth in Exhibit A, which is hereby incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) ("Institutional Accredited Investor Global Note"), deposited with the Book- Entry Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate amount of the Institutional Accredited Investor Global Note may from time to time be increased or decreased by adjustments made on the records of the Book-Entry Depositary as hereinafter provided.

         Exchange Securities exchanged for interests in the Rule 144A Note, the Regulation S Note and the Institutional Accredited Investor Note, if any, will be issued in the form of a permanent global Security substantially in the form of Exhibit B, which is hereby incorporated by reference and made a part of this Indenture, deposited with the Book-Entry Depositary as hereinafter provided, including the appropriate legend set forth in Section 2.1(c) (each, an "Exchange Global Note"). The Exchange Global Note may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate amount of the Exchange Global Note may from time to time be increased or decreased by adjustments made on the records of the Book-Entry Depositary as hereinafter provided.

         Each Rule 144A Global Note, each Regulation S Global Note, each Institutional Accredited Investor Global Note and each Exchange Global Note are sometimes collectively herein referred to as the "Global Securities."

         Securities issued pursuant to Section 2.1(d)(ii) in exchange for or upon transfer of beneficial interests in a Global Note may be in the form of permanent certificated Securities, without interest coupons, in substantially the form set forth in Exhibit A or Exhibit B, as appropriate, including appropriate legends set forth in Section 2.1(c) (the "Definitive Securities"). Definitive Securities issued in exchange for beneficial interests in the Rule 144A Global Note as hereinafter referred to as "Rule 144A Definitive Notes." Definitive Securities issued in exchange for beneficial interests in the Regulation S Global Note are hereinafter referred to as "Regulation S Definitive Notes." Definitive Securities issued in exchange for beneficial interests in the Institutional Accredited Investor Global

Note are hereinafter referred to as "IAI Definitive Notes."

         The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" of Euroclear and "The General Terms and Conditions of Clearstream" and "Customer Handbook" of Clearstream shall be applicable to interests in the Global Notes that are held by Agent Members through Euroclear and Clearstream.

         The Private Exchange Securities shall be in the form of Exhibit A. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage, in addition to those set forth on Exhibits A and B and in Section 2.1(c). The Company and the Trustee shall approve the forms of the Securities and any notation, endorsement or legend on them. Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Exhibit A and Exhibit B are part of the terms of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

         (b) Denominations. The Securities shall be issuable only in fully registered form, without interest coupons, and in denominations of (U)1,000 and any integral multiple thereof, provided, that each Institutional Accredited Investor Note shall be in a minimum denomination of (U)250,000.

         (c) Restrictive Legends. Unless and until (i) an Initial Security or Private Exchange Security is sold under an effective registration statement or
(ii) an Initial Security is exchanged for an Exchange Security in the Exchange Offer pursuant to an effective registration statement, in each case pursuant to the Registration Rights Agreement or a similar agreement or (iii) a period of two years has elapsed after the later of the original issue date of the Initial Security and the last date on which the Company or any affiliate of the Company was the owner of the Initial Security (the "Resale Restriction Termination Date"),

                           (A)      the Global Securities and the Definitive
Securities shall bear the following legend (the "Private Placement Legend") on the face thereof:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF

         AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR OF ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
         (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF (U)250,000 OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE TRANSACTION TERMINATION DATE."; and

                           (B)      The Global Securities, whether or not an
Initial Security,
shall bear the following legend on the face thereof:

         THIS SECURITY IS HELD BY THE BOOK-ENTRY DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (2) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.1(d) OF THE INDENTURE, (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (4) THIS GLOBAL SECURITY MAY BE DELIVERED TO A SUCCESSOR BOOK-ENTRY DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         (d)      Book-Entry Provisions for Global Notes.

                           (i) Each Global Note initially shall (i) be deposited with the Book-Entry Depositary and (ii) bear such legends as required by Section 2.1(c).

                           Upon receipt of each Global Note authenticated and delivered by the Trustee, the Book-Entry Depositary shall issue to the Depositary a Depositary Interest in such Global Note by recording the Depositary Interest in the register of the Book-Entry Depositary in the name of the Depositary or its nominee. Ownership of beneficial interests in Global Notes shall be limited to Participants and Indirect Participants. Upon the issuance of the Depositary Interest in such Global Note to the Depositary, Euroclear and Clearstream will credit, on their internal book-entry registration and transfer systems, Participant's accounts with the respective interests owned by such Participants.

                           Neither the Depositary nor its Participants shall have any rights under this Indenture with respect to any Global Note, and so long as the Book- Entry Depositary is the sole Holder of such Global Note, the Book-Entry Depositary will be treated by the Company, each Guarantor, the Trustee and any agent of any of them as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, each Guarantor, the Trustee or any agent of any of them from
         (A) giving effect to any written certification, proxy or other authorization furnished by the Book-Entry Depositary or (B) impairing, as between the Book-Entry Depositary and the Depositary and its Participants, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Note. The Holder of a Global Note may grant proxies and otherwise authorize any person, including participants and persons that may hold interests through

         Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                           (ii) Interests of beneficial owners in a Global Note may be transferred in accordance with the applicable rules and procedures of Euroclear and Clearstream and the provisions of Section 2.6, if applicable. Transfers of a Global Note shall be by delivery. The Company and the Book-Entry Depositary have agreed that the Global Notes shall only be delivered in circumstances described in the Deposit Agreement. Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the Rule 144A Global Note, the Institutional Accredited Investor Global Note or the Regulation S Global Note, respectively, (A) if either Euroclear or Clearstream notifies the Book-Entry Depositary and the Company that it is unwilling or unable to continue to act as a clearing agency and a successor clearing agency is not appointed by the Book-Entry Depositary at the request of the Company within 120 days, (B) if the Depositary, Euroclear or Clearstream so requests following an Event of Default, (C) if, in the case of (A) or (B), the owner of a Book-Entry Interest requests such exchange in writing delivered through either Euroclear or Clearstream (including following an Event of Default), or (D) if the Book-Entry Depositary or the Depositary is at any time unwilling or unable to continue as Book-Entry Depositary or Depositary, as applicable, and a successor Book-Entry Depositary is not appointed by the Company within 120 days. In connection with a transfer of an entire Global Note to beneficial owners pursuant to this paragraph (ii), the applicable Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Euroclear and/or Clearstream, as applicable in exchange for its beneficial interest in the applicable Global Note, an equal aggregate principal amount of Definitive Securities, as the case may be, of authorized denominations.

                           (iii) Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

                           (iv) Any Definitive Securities delivered in exchange for an interest in a Global Note pursuant to paragraph (ii) of this Section shall, except as otherwise provided in Section 2.6, bear the Private Placement Legend, unless such exchange is made on or after (A) an Initial Security is sold pursuant to an effective registration statement, pursuant to the Registration Rights Agreement,

         (B) an Initial Security is exchanged for an Exchange Security in the Exchange Offer under an effective registration statement, pursuant to the Registration Rights Agreement, or (C) the Resale Restriction Termination Date.

         (e) Definitive Securities. Except as provided in Section 2.1(d) above, owners of beneficial interests in Global Securities will not be entitled to receive Definitive Securities.

         SECTION 2.2. Execution and Authentication. One Officer shall sign the Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless, after giving effect to any exchange of Initial Securities for Exchange Securities.

         A Security shall not be valid until an authorized signatory of the Trustee manually authenticates the Security. The signature of the Trustee on a Security shall be conclusive evidence that such Security has been duly and validly authenticated and issued under this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery:
(1) the Initial Securities for issue on the Closing Date in an aggregate principal amount of Euro150,000,000, and (2) Exchange Securities for issue only in an Exchange Offer or Private Exchange Securities, in each case pursuant to the Registration Rights Agreement, and only in exchange for the applicable Initial Securities of the same series of an equal principal amount, in each case upon a Company Order. Such Company Order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities are to be authenticated and whether the Securities are to be Initial Securities, Exchange Securities or Private Exchange Securities. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to Euro200,000,000 outstanding, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 2.6, Section 2.10,
Section 2.11, Section 5.7 and except for transactions similar to the Exchange Offer. The Company may issue additional Securities from time to time after the date of this Indenture (the "Additional Securities"), which shall be subject to all of the terms of this Indenture. The Securities and any Additional Securities subsequently issued under the Indenture will be treated as a single class for all purposes under this Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

         In case the Company, pursuant to Article IV, shall be consolidated or merged with or into any other Person or shall transfer or lease all or substantially all of its assets to any Person, and the successor Person formed by or surviving any such consolidation or any such merger, or to which such transfer or lease shall have been made, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article IV, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer or lease may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Securities as specified in such order for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 2.2 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

         SECTION 2.3. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Note Register"). The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.9. The Company or any wholly owned Subsidiary may act as Paying Agent, Registrar, co-registrar or transfer agent.

         For so long as the Securities are listed on the Luxembourg Stock Exchange, the Company will maintain a Paying Agent in Luxembourg.

         The Company initially appoints the Trustee as the U.S. Paying Agent, Deutsche Bank AG London as Fiscal and Principal Paying Agent and Deutsche Bank Luxembourg S.A. as Luxembourg Paying Agent and Registrar in connection with the Securities.

         SECTION 2.4. Paying Agent To Hold Money in Trust. Prior to each due date of the principal of or interest on any Security, the Company shall deposit with the relevant Paying Agent a sum sufficient to pay such principal or interest when due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such

Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee in writing of any default by the Company or any Guarantor in making any such payment. If the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section, the Paying Agent (if other than the Company) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Securities .

         SECTION 2.5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, or to the extent otherwise required under the TIA, the Company shall furnish to the Trustee, in writing at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

         SECTION 2.6.   Transfer and Exchange.

         (a) Unless and until (i) an Initial Security is sold pursuant to an effective registration statement, or (ii) an Initial Security is exchanged for an Exchange Security in the Exchange Offer pursuant to an effective registration statement, in each case, pursuant to the Registration Rights Agreement, the following provisions shall apply:

                           (i) General. The provisions of this Section 2.6 shall apply to all transfers involving any Definitive Securities and, if applicable, any beneficial interest in any Global Note.

                           (ii) Certain Definitions. As used in this Section 2.6 only, "delivery" of a certificate by a transferee or transferor means the delivery to the Registrar by such transferee or transferor of the applicable certificate duly completed; a "transfer" of a Global Note means the transfer of that portion of the principal amount of the transferor's beneficial interest therein that the transferor has notified the Book-Entry Depositary that it has agreed to transfer; and a "transfer" of a Definitive Security means the transfer of that portion of the principal amount thereof that the transferor has notified the Registrar that it has agreed to transfer.

                           As used in this Indenture, "Regulation S Certificate" means a certificate substantially in the form set forth in Section 2.8; "Rule 144A

         Certificate" means a certificate substantially in the form set forth in
         Section 2.9; "IAI Certificate" means a certificate substantially in the form set forth in Section 2.7.



                           (iii) Deemed Delivery of a Rule 144A Certificate in Certain Circumstances. A Rule 144A Certificate, if not actually delivered, will be deemed delivered if (1)(A) the transferor advises the Company and the Trustee in writing that the relevant offer and sale were made in accordance with the provisions of Rule 144A (or, in the case of a transfer of a Definitive Security, the transferor checks the box provided on the Definitive Security to that effect) and (B) the transferee advises the Company and the Trustee in writing that (x) it and, if applicable, each account for which it is acting in connection with the relevant transfer, is a QIB within the meaning of Rule 144A,
         (y) it is aware that the transfer of Securities to it is being made in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A, and (z) prior to the proposed date of transfer it has been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and has either declined such opportunity or has received such information (or, in the case of a transfer of a Definitive Security, the transferee signs the certification provided on the Definitive Security to that effect); or
         (2) the transferor holds the Rule 144A Global Note and is transferring to a transferee that will take delivery in the form of the Rule 144A Global Note.

                           (iv) Procedures and Requirements. The following procedures are applicable to any proposed transfer of a Security that is subject to this Section 2.6:

                                (A) a transfer of a Rule 144A Note, a Regulation
                   S Note or an Institutional Accredited Investor Note or a beneficial interest therein to a QIB shall be made upon the delivery of a Rule 144A Certificate from the proposed transferee representing that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                                (B) a transfer of a Rule 144A Note, a Regulation
                   S Note or an Institutional Accredited Investor Note or a beneficial interest therein to an IAI shall be made upon delivery of a IAI Certificate from the proposed transferor and, if requested by the Company or the Trustee, the delivery of an Opinion of Counsel, certification and/or other information satisfactory to each of them; and

                                (C) a transfer of a Rule 144A Note, a Regulation
                   S Note or an Institutional Accredited Investor Note or a beneficial interest therein to a Non-U.S. Person shall be made upon delivery of a Regulation S Certificate from the proposed transferor substantially in the form set forth in
                   Section 2.8, and if requested by the Company or the Trustee, the delivery of an Opinion of Counsel, certification and/or other information satisfactory to each of them.

         (b) Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities not bearing a Restricted Securities Legend, the Registrar shall deliver Securities that do not bear a Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, the Registrar shall deliver only Securities that bear a Restricted Securities Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

         (c) The Company shall deliver to the Trustee an Officers' Certificate setting forth the Resale Restriction Termination Date. The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.1 or this Section 2.6. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

         (d) Obligations with Respect to Transfers and Exchanges of Securities

                   (i) To permit registrations of transfers and exchanges, the Company shall, subject to the other terms and conditions of this
         Article II, execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

                   (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Sections 2.10 or 5.7.

                   (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Definitive Security (A) for a period of 15 calendar days prior to any Redemption Date; (B) for a period of 15 calendar days immediately prior to the date fixed for selection of Securities to be redeemed in part; (C) for a period of 15 calendar days prior to the record date with respect to any interest payment date; or (D) which the Holder has tendered (and not withdrawn) for repurchase in connection with a Change of Control Offer.

                   (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                   (v) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(d) shall, except as otherwise provided by Section 2.6(c), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).

                   (vi) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

         (e) No Obligation of the Trustee.

                   (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, Participant, Indirect Participant, the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any Participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holders of the Securities (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary.

         The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                   (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Participants, Indirect Participants or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 2.7. Form of Certificate to be Delivered in Connection with Transfers to Institutional Accredited Investors.

                                 IAI Certificate

                                     [Date]

R. J. Tower Corporation
c/o United States Trust Company of
    New York, as Trustee
114 West 47th Street
New York, New York 10036-1537
Attention: Corporate Trust Administration

                   Re:     R.J. Tower Corporation (the "Company")
                           9.25% Senior Notes due 2010 (the "Securities")

Ladies and Gentlemen:

         In connection with our proposed purchase of Euro_________ aggregate principal amount of Securities of the Company, we confirm that:

         l. We are an institutional "accredited investor" (as defined in Rule 50l(a)(l), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" in each case in a minimum principal amount of Securities of Euro250,000 and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or other applicable securities laws and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         2. We understand and acknowledge that the Securities have not been registered under the Securities Act, or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom, and in each case in compliance with the conditions for transfer set forth below. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "Qualified Institutional Buyer" within the meaning of Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A (d) pursuant to offers and sales to non- U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account or for the account of such institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and in each case, in a minimum principal amount of Securities of Euro250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver to the trustee (the "Trustee") under this Indenture pursuant to which the Securities are issued and to the Company a letter from the transferee substantially in the form of this letter, which shall provide, among other things, that the transferee is a person or entity defined in paragraph 1 of this letter and that it is acquiring such notes for investment purposes and not for distribution in violation of the Securities Act. We acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Securities pursuant to clauses (d), (e) and (f) above prior to the Resale Restriction Termination Date to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

         3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

         4. You are entitled to rely upon this letter, and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                              Very truly yours,

                                              By:      (Name of Purchaser)

                                              Date:

Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

               Name                Address            Taxpayer ID Number


         SECTION 2.8. Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S.

                            Regulation S Certificate

                                     [Date]

R. J. Tower Corporation
c/o United States Trust Company
      of New York, as Trustee
114 West 47th Street
New York, New York 10036-1537

         Re:       R. J. Tower Corporation (the "Company")
                   9.25% Senior Notes due 2010 (the "Securities")

Ladies and Gentlemen:

         In connection with our proposed sale of Euro_________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

         (a) the offer of the Securities was not made to a person in the United States;

         (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

         (c) neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(l) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(l), as the case may be.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,

                                            [Name of Transferor]

                                            By:
                                               ---------------------------------

                                            ------------------------------------
                                            Authorized Signature

         SECTION 2.9. Form of Certificate to be Delivered in Connection with Transfers Pursuant to Rule 144A.

                              Rule 144A Certificate

To:      United States Trust Company
           of New York
         114 West 47th Street

         New York, New York 10036-1537
         Attention: Corporate Trust Administration

         Re:       R.J. Tower Corporation (the "Company")
                   9.25% Senior Notes due 2010 (the "Securities")

Ladies and Gentlemen:

         In connection with our proposed sale of Euro_____________ aggregate principal amount of Securities, we confirm that such sale has been effected pursuant to and in accordance with Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). We are aware that the transfer of Securities to us is being made in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and have either declined such opportunity or have received such information.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                     Very truly yours,

                                                     [NAME OF BUYER]

                                                     By:
                                                            Name:

         SECTION 2.10. Mutilated, Destroyed, Lost or Stolen Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced, and, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

         Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, any Guarantor (if applicable) and any other obligor upon the Securities, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.11. Temporary Securities. Until Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for such Definitive Securities upon surrender of such temporary Securities at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, one or more Definitive Securities representing an equal principal amount of Securities. Until so exchanged, the Holder of temporary Securities shall in all respects be entitled to the same benefits under this Indenture as a holder of Definitive Securities.

         SECTION 2.12. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and return to the Company all Securities surrendered for registration of transfer, exchange, payment or cancellation. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a transfer or exchange.

         SECTION 2.13. Payment of Interest; Defaulted Interest. The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in the City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3; provided, however, that, at the option of the Company, each installment of interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register and; provided, further, that all payments with respect to the Securities, the Holders of which have given wire transfer instructions to the Company and the Paying Agent prior to the applicable record date for such payment, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Payments in respect of Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. The Company will pay principal, premium, if any, and interest in Euros.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the Person in whose name such Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 2.3.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for when the same becomes due and payable, shall forthwith cease to be payable to the Holder on the relevant regular record date by virtue of having been such a Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

         (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date (as defined below) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (a) provided. Thereupon the Trustee shall fix a record date (the "Special Record Date") for the payment of such Defaulted

Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 11.2, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

         (b) The Company may make payment of such Defaulted Interest to the Persons in whose names such Securities are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         (c) Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 2.14. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 2.15. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP," "ISIN" or "Common Code" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP," "ISIN" or "Common Code" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE III

                                    Covenants

         SECTION 3.1. Payment of Principal, Premium, if any, and Interest, if any. The Company covenants and agrees for the benefit of the Holders of Outstanding Securities that it will duly and punctually pay the principal of, premium, if any, and interest, if any, on the Securities in accordance with the terms of the Securities and this Indenture. An installment of principal, premium, if any, or interest, if any, shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

         SECTION 3.2. Maintenance of Office or Agency. The Company will maintain in each Place of Payment for the Securities an office or agency where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such an office or agency of the Company, unless the Company may designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for the Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

         SECTION 3.3. Money for Securities Payments to be Held in Trust; Unclaimed Money. If the Company shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest, if any, on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (b) give the Trustee notice of any default by the Company or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest, if any, on the Securities; and

         (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge or defeasance of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal, premium or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust, unless otherwise required by certain provisions of applicable law; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 3.4. Corporate Existence. Subject to Article IV, the Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; provided, that nothing in this Section 3.4 shall prevent the abandonment or termination of any right or franchise of the Company if, in the opinion of the Company, such abandonment or termination is in the best interests of the Company and does not materially adversely affect the ability of the Company to fulfill its obligations hereunder.

         SECTION 3.5.   Reports by the Company.  The Company covenants:

         (a) to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations;

         (c) to transmit to all Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 3.5, as may be required by rules and regulations prescribed from time to time by the Commission; and

         (d) to comply with Sections 313(b) and 313(d) of the Trust Indenture Act, to the extent applicable.

Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including information concerning the Company's compliance with any of its covenants hereunder, provided that the foregoing shall not relieve the Trustee of any of its responsibilities hereunder. Reports and other filings made by Parent shall be deemed to satisfy the obligations of the Company hereunder as long as such reports and other filings include the information required by the staff of the Commission under its existing interpretations of Staff Accounting Bulletin 53.

         SECTION 3.6. Annual Review Certificate; Notice of Defaults or Events of Default.

         (a) The Company covenants and agrees to deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year next following the Closing Date), a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 3.6, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

         (b) The Company covenants and agrees to deliver to the Trustee, within a reasonable time after the Company becomes aware of the occurrence of a Default or an Event of Default of the character specified in Section 6.1(d) hereof, written notice of the occurrence of such Default or Event of Default.

         SECTION 3.7. Books of Record and Account. The Company will keep proper books of record and account, either on a consolidated or individual basis. The Company shall cause its books of record and account to be examined either on a consolidated or individual basis, by one or more firms of independent public accountants not less frequently than annually. The Company shall prepare its financial statements in accordance with generally accepted accounting principles.

         SECTION 3.8. Limitation on Liens. So long as the Securities shall be Outstanding, the Company will not create or assume, and will not permit any Restricted Subsidiary to create or assume, any mortgage, encumbrance, lien, pledge or security interest of any kind (any such mortgage, encumbrance, lien, pledge or security interest of any kind being referred to herein as a "Lien" or "Liens") upon or in any Principal Property owned by the Company or by any Restricted Subsidiary or on shares of capital stock or evidence of Indebtedness of any Restricted Subsidiary, whether that interest, capital stock or Indebtedness is owned at the date of this Indenture or thereafter acquired, if that Lien secures or is intended to secure, directly or indirectly, the payment of any indebtedness for borrowed money evidenced by notes, bonds, debentures or other similar evidences of Indebtedness without making effective provision, and the Company in that case will make or cause to be made effective provision, whereby all Securities (together with, if the Company shall so determine, any other Indebtedness of the Company or such Restricted Subsidiary, whether then existing or thereafter created which is not subordinated to the Securities) shall be secured by such a Lien equally and ratably with (or prior to) any and all other Indebtedness thereby secured, so long as such Indebtedness shall be so secured; provided, however, that the foregoing shall not apply to any of the following:

         (a) Liens on any Principal Property, shares of stock of Indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

         (b) Liens on any Principal Property, shares of stock or Indebtedness acquired, constructed or improved by the Company or any Restricted Subsidiary after the date of this Indenture which are created or assumed prior to or at the time of such acquisition, construction or improvement or within 365 days after the acquisition, completion of construction or improvement or commencement of commercial operation of such property, to secure or provide for the payment of all or any part of the purchase price or the cost of such construction or improvement thereof;

         (c) Liens on any Principal Property, shares of stock or Indebtedness existing at the time of acquisition thereof (including acquisition through merger or consolidation);

         (d) Liens on any Principal Property, shares of stock or Indebtedness acquired from a corporation that is merged with or into the Company or a Restricted Subsidiary;

         (e) Liens on any Principal Property, shares of stock or Indebtedness to secure Indebtedness to the Company or to a Restricted Subsidiary;

         (f) Liens on any Principal Property, shares of stock or Indebtedness in favor of any country or any political subdivision of any country, or any department, agency or instrumentality of any country or political subdivision of any country, to secure partial, progress, advance or other payments, or to secure any Indebtedness incurred for the purpose of financing all or any part of the cost of acquiring, constructing or improving any Principal Property, shares of stock or Indebtedness subject to such Liens, including Liens incurred in connection with pollution control or industrial revenue bonds or similar types of financings;

         (g) Liens existing as of the date of this Indenture;

         (h) Liens securing Indebtedness in respect of interest rate agreement obligations or currency agreement obligations entered into to protect against fluctuations in interest rates or exchange rates and not for speculative reasons; or

         (i) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (a) to (h), inclusive; provided, however, that the principal amount of Indebtedness secured by the Lien shall not exceed the principal amount secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement Lien shall be limited to the Principal Property, shares of stock or Indebtedness which secured such Lien (plus improvements on such property).

         Notwithstanding the foregoing, the Company or any Restricted Subsidiary may, without equally and ratably securing the Securities, create or assume Liens which would otherwise be subject to the foregoing restrictions if, at the time of such creation, assumption, renewal or replacement, and after giving effect thereto, the aggregate amount of all Exempted Indebtedness does not exceed 15% of Consolidated Assets determined as of a date not more than 90 days prior thereto.

         SECTION 3.9. Limitation on Sale and Lease-Back Transactions. So long as the Securities shall be Outstanding, the Company will not, nor will it permit any Restricted Subsidiary to, enter into any lease with any Person (other than the Company or any Restricted Subsidiary) covering any Principal Property owned by the Company or such Restricted Subsidiary as of the date hereof that is subsequently sold by the Company or such Restricted Subsidiary to such Person in connection with such lease (a "Sale and Lease-Back Transaction") unless the Company or such Restricted Subsidiary: (a) would be entitled under Section 3.8 to incur Indebtedness secured by a Lien on the Principal Property to be leased in an amount equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction without equally and ratably securing the Securities; or
(b) uses (within 365 days of the effective date of such transaction) an amount equal to the proceeds from the sale of such Principal Property to repay any Funded Indebtedness; provided, however, that the foregoing shall not prohibit the Company or any Restricted Subsidiary from entering into any Sale and Lease-Back Transaction: (i) involving a lease with a term of three years or less; or (ii) that is entered into within 365 days after the later of the acquisition, the completion of construction, or the commencement of operation of such Principal Property.

         Notwithstanding the foregoing, the Company or any Restricted Subsidiary may enter into Sale and Lease-Back Transactions in addition to any permitted by the immediately preceding paragraph if, at the time of entering into such Sale and Lease-Back Transaction and after giving effect thereto, the aggregate amount of all Exempt Indebtedness does not exceed 15% of Consolidated Assets determined as of a date not more than 90 days prior thereto.

                                   ARTICLE IV

                  Consolidation, Merger or Sale by the Company

         SECTION 4.1. Consolidation, Merger or Sale of Assets Permitted. The Company shall not consolidate with or merge into any corporation, or transfer or lease all or substantially all of its assets unless:

         (a) the corporation formed by such consolidation or into which the Company is merged (if other than the Company), or to which such transfer or lease shall have been made, is a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia;

         (b) the corporation formed by such consolidation or into which the Company is merged (if other than the Company), or to which such transfer or lease shall have been made, expressly assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture;

         (c) immediately after giving effect to the transaction, no Default or Event of Default exists; and

         (d) if, as a result of any such consolidation or merger or such transfer or lease, properties or assets of the Company would become subject to an encumbrance which would not be permitted by the terms of the Securities, the Company or such successor corporation, as the case may be, shall take such steps as shall be necessary to secure such Securities equally and ratably with all indebtedness secured thereby.

         The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction under this Indenture have been met.

         In the event of the assumption by a successor corporation as provided in clause (b) above, such successor corporation shall succeed to and be substituted for the Company hereunder and under the Securities with the same effect as if it had been named hereunder and thereunder and all such obligations of the Company shall terminate.

                                    ARTICLE V

                            Redemption of Securities

         SECTION 5.1. Applicability of Article. The Securities shall be redeemable in accordance with their terms and in accordance with this Article.

         SECTION 5.2. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities , the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and Redemption Price, of the principal amount of Securities to be redeemed.

         SECTION 5.3. Selection of Securities to be Redeemed. If less than all the Securities are to be redeemed, the particular Securities to be redeemed will be selected not more than 60 days prior to the redemption date by the Trustee in compliance with any applicable rules of the principal U.S. securities exchange, if any, on which the Securities are listed or, if the Securities are not listed on the Luxembourg Stock Exchange or a U.S. securities exchange or if there are no applicable rules, on a pro rata basis, by lot or by such other method as such Trustee will deem fair and appropriate; provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. The Trustee shall make the selection from the Securities that are Outstanding that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for the Securities, or any integral multiple of Euro1,000 in excess thereof) of the principal amount of the Securities of a denomination larger than the minimum authorized denomination for Securities.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate of the Company or any Subsidiary of the Company thereof shall not be included in the Securities selected for redemption.

         For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 5.4. Notice of Redemption. At least 30 but no more than 60 days before any redemption date the Company will deliver written notice of such redemption to the Trustee and, (i) so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, (a) publish a notice in a newspaper having a general circulation in Luxembourg (which is expected to be the Luxemburger Wort) and (b) deliver written notice of such redemption to the Luxembourg Stock Exchange, and (ii) mail a notice of redemption first-class postage prepaid to each holder of Securities to be redeemed at its registered address.

         All notices of redemption shall state:

         (a) the Redemption Date;

         (b) the Redemption Price;

         (c) if less than all of the Outstanding Securities are to be redeemed, the identification (and in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

         (d) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

         (e) the Place of Payment where such Securities are to be surrendered for payment for the Redemption Price;

         (f) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

         (g) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date; and

         (h) the CUSIP, ISIN or Common Code number, if any, of the Securities.

         Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 5.5. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in

Section 3.3) an amount of money sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an interest payment date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

         SECTION 5.6. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security, for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         SECTION 5.7. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part at the office or agency of the Company maintained for such purpose pursuant to Section 3.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or Securities, having the same form, terms and Stated Maturity, in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal amount of the Security surrendered.

         SECTION 5.8. Optional Redemption. The Company may at its option redeem all or part of the Securities. Any redemption pursuant to this Section 5.8 shall be made pursuant to the provisions of Section 5.1 through 5.7 hereof. The Redemption Price will equal the greater of:

         (1)      100% of the principal amount of the Securities to be redeemed;
                  or

         (2) as determined by a Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of the Securities discounted to the Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30 day months), at the Reference Dealer Rate plus 50 basis points plus, in each case, accrued interest thereon to the Redemption Date.

         "Quotation Agent" means a Reference Dealer.

         "Reference Dealer" means Chase Manhattan International Limited or Bank of America International Limited or their respective successors.

         "Reference Dealer Rate" means with respect to a Reference Dealer and any redemption date, the midmarket annual yield to maturity, as determined by a Reference Dealer, of the German Government Bund 5.25% due July 1, 2010 or, if that security is no longer outstanding, a similar security in the reasonable judgment of such Reference Dealer, at 11:00 a.m. (London time) on the third business day in London preceding such redemption date quoted in writing to the Trustee by such Reference Dealer.

         "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date if such Security were not redeemed. However, if such Redemption Date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

         SECTION 5.9. Offer to Repurchase Upon a Change of Control. If a Change of Control occurs, each Holder shall have the right to require the Company to repurchase all or any part (equal to Euro1,000 or an integral multiple of Euro1,000) of that Holder's Securities pursuant to the Change of Control offer on the terms set forth in this Indenture (a "Change of Control Offer"). In the Change of Control Offer, the Company shall offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest and liquidated damages, if any, on the Notes repurchased to the date of purchase. Within 30 days following any Change of Control, the Company shall mail a notice to each Holder stating: (1) the transaction or transactions that constitute the Change of Control; (2) that the Change of Control Offer is being made pursuant to this Section 5.9 and that all Securities tendered shall be accepted for payment; (3) the purchase price and the purchase date, which date shall be no earlier than 30 days and no later than 60 days from the date the notice is mailed (the "Change of Control Payment Date"); (4) that any Security not tendered shall continue to accrue interest;
(5) that, unless the Company defaults in the payment of the Change of Control Payment, all Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;
(6) that Holders electing to have any Securities purchased pursuant to a Change of Control Offer shall be required to surrender the Securities, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Securities completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (7) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have the Securities purchased; and (8) that Holders whose Securities are being purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to Euro1,000 in principal amount or an integral multiple thereof. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of this Indenture by virtue of such conflict.

                   On the Change of Control Payment Date, the Company shall, to the extent lawful:

         (1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control offer;

         (2) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and

         (3) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.


                   The Paying Agent shall promptly mail to each Holder of Securities properly tendered the Change of Control Payment for such Securities, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of Euro1,000 or an integral multiple of Euro1,000.

                   The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

                   The provisions described above that require the Company to make a Change of Control Offer following a Change of Control will be applicable regardless of whether any other provisions of this Indenture are applicable. Except as described above with respect to a Change of Control, this Indenture does not contain provisions that permit the Holders of the Securities to require that the Company repurchase or redeem the Securities in the event of a takeover, recapitalization or similar transaction.

                   The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Securities properly tendered and not withdrawn under such Change of Control Offer.

                                   ARTICLE VI

                              Defaults and Remedies

         SECTION 6.1. Events of Default. An "Event of Default" occurs with respect to the Securities if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) the Company defaults in the payment of interest on any Security when the same becomes due and payable and such default continues for a period of 30 days;

         (b) the Company defaults in the payment of the principal of or any premium on any Security when the same becomes due and payable at its Maturity or on redemption or otherwise;

         (c) the Company fails to comply in any material respect with any of its agreements or covenants in, or any of the provisions of, this Indenture with respect to any Security (other than an agreement, covenant or provision for which non-compliance is elsewhere in this Section specifically dealt with), and such non-compliance continues for a period of 60 days after there has been given by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

         (d) a default with respect to other indebtedness of the Company for borrowed money in an aggregate principal amount of at least $30,000,000, which default (a) shall constitute a failure to pay any portion of the principal when due and payable after the

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



expiration of an applicable grace period with respect thereto or (b) shall result in an acceleration thereof, and such acceleration shall not be rescinded or annulled, or such debt shall not be paid in full within a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to pay in full such debt and stating that such notice is a "Notice of Default" hereunder; (it being understood however, that the Trustee shall not be deemed to have knowledge of such default under such agreement or instrument unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) a Responsible Officer of the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such agreement or other instrument); provided, however, that if such default under such agreement or instrument is remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of such Holders;

         (e) the entry of final judgment or orders against the Company or its Subsidiaries in excess of $30,000,000 individually or in the aggregate, not covered by insurance, that is not paid, discharged or otherwise stayed, by appeal or otherwise, within 60 days after the entry of such judgments or orders;

         (f) any Guarantee of the Securities by a Significant Subsidiary ceases to be in full force and effect or any Guarantor that is a Significant Subsidiary denies or disaffirms its obligations under its Guarantee of the Securities, except, in each case, in connection with a release of a Guarantee in accordance with the terms of the Indenture;

         (g) the Company or a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law, (A) commences a voluntary case or proceeding, (B) consents to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) makes an admission in writing of its inability to pay its debts generally as they become due or (F) takes corporate action in furtherance of any such action; or

         (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or a Significant Subsidiary, in an involuntary case, (B) adjudges the Company or a Significant Subsidiary as bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, arrangement, and adjustment or composition of or in respect of the Company or a Significant Subsidiary, or appoints a Custodian of the Company or a Significant Subsidiary, or for all or substantially all of its property, or (C) orders the liquidation of the Company or a Significant Subsidiary and the decree remains unstayed and in effect for 60 days.

         The Company shall deliver to the Trustee, as soon as practicable, written notice in the form of an Officers' Certificate of any Default, its status and what action the Company is taking or proposes to take with respect thereto.

         As used in this Indenture, the term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state bankruptcy, insolvency, reorganization or other law for the relief of debtors. As used in this Indenture, the term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         SECTION 6.2. Acceleration; Rescission and Annulment. If an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities, by written notice to the Company (and if given by the Holders, to the Trustee), may declare the principal of and accrued interest, if any, on the Securities to be due and payable and upon any such declaration such principal and interest, if any, shall be immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Trustee, may rescind and annul such declaration and its consequences if all existing Defaults and Events of Default with respect to Securities, other than the non-payment of the principal of, premium, if any, and interest, if any, on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 6.3. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

         (a) default is made in the payment of any interest on any Security, if any, when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security, the whole amount then due and payable on such Security for principal, premium, if any, and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue

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



principal, premium, if any, and on any overdue interest, if any, at the rate or rates prescribed therefor in such Security and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default with respect to the Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy including, without limitation seeking recourse against any Guarantor.

         SECTION 6.4. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents and take such actions authorized under the Trust Indenture Act as may be necessary or advisable in order to have the claims of the Trustee and the Holders of Securities allowed in any judicial proceedings relating to the Company (or any other obligor upon the Securities, including any Guarantor), its creditors or its property. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.9.

         SECTION 6.5. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities or any Guarantee may be prosecuted and enforced by the Trustee, in its own name as an express trust, without the possession of any of the Securities or the production thereof in any proceeding relating thereto and any recovery of judgment shall, after provision for the reasonable fees and expenses of the Trustee and its counsel, be for the ratable benefit of the Holders of the Securities in respect to which judgment was recovered.

         SECTION 6.6. Delay or Omission Not Waiver. No delay or omission by the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.


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



         SECTION 6.7. Waiver of Past Defaults. In addition to the provisions of
Section 6.2, the Holders of a majority in aggregate principal amount of Outstanding Securities by written notice to the Trustee may waive on behalf of the Holders of all Securities a past Default or Event of Default and its consequences except (a) a Default or Event of Default in the payment of the principal of, premium, if any, or interest, if any, on any Security or (b) in respect of a covenant or provision hereof which pursuant to Section 9.2 cannot be amended or modified without the consent of the Holder of each Outstanding Security adversely affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture.

         SECTION 6.8. Control by Majority. The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Securities; provided, however, that (a) the Trustee may refuse to follow any direction that conflicts with law or this Indenture (b) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities not consenting or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability and (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Prior to the taking of any action hereunder, the Trustee shall be entitled to reasonable indemnification satisfactory to the Trustee against all losses and expenses caused by taking or not taking such action. This paragraph shall be in lieu of
Section 316(a)(1)(A) of the Trust Indenture Act and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

         SECTION 6.9. Limitation on Suits by Holders. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

         (b) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

         (d) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

         (e) during such 60 day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities have not given to the Trustee a direction inconsistent with such written request.

          No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 6.10. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, but subject to Section 3.2, the right of any Holder of a Security to receive payment of principal of, premium, if any, and, subject to Sections 2.1, 2.3 and 2.13, interest, if any, on the Security, on or after the respective due dates expressed in the Security (or, in case of redemption, on the redemption dates), or, subject to Section 6.9, to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         SECTION 6.11. Application of Money Collected. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First: to the Trustee for amounts due under Section 7.9;

         Second: to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

         Third: to the Company.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.11. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.


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



         SECTION 6.12. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 6.13. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.10, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any existing right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 6.14. Waiver of Usury, Stay or Extension Laws. Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 6.15. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant.


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



                                   ARTICLE VII

                                     Trustee

         SECTION 7.1. Certain Duties and Responsibilities of the Trustee.

         (a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by Section 315(a) of the Trust Indenture Act.

         (b) In case an Event of Default has occurred and is continuing with respect to the Securities , the Trustee shall exercise the rights and powers vested in it by this Indenture with respect to the Securities, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that this subsection shall not be construed to limit the effect of subsection (a) of this Section; the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders in accordance with Section 6.8 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture.

         SECTION 7.2. Rights of Trustee. Subject to the provisions of the Trust Indenture Act:

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee need not investigate any fact or matter stated in the document;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed)

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



may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care;

         (f) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

         (g) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

         (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (i) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (j) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.2;

         (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and

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



shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         SECTION 7.3. Trustee May Hold Securities. The Trustee, any Paying Agent, any Registrar or any other agent of the Company in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company, an Affiliate of the Company or Subsidiary of the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

         SECTION 7.4. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Company.

         SECTION 7.5. Trustee's Disclaimer. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any coupon. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

         SECTION 7.6. Notice of Defaults. If a Default occurs and is continuing with respect to the Securities and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall, within 90 days after it occurs, transmit by mail to the Holders of Securities, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all Defaults known to it unless such Default shall have been cured or waived; provided, however, that except in the case of a Default in payment on the Securities, the Trustee may withhold the notice if and so long as its board of directors, its executive committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Holders of Securities; and provided, further, that in the case of any Default of the character specified in Section 6.1(c) with respect to Securities, no such notice to Holder shall be given until at least 30 days after the occurrence thereof.

         SECTION 7.7. Reports by Trustee to Holders. Within 60 days after each May 15 of each year commencing with the first May 15 after Closing Date, the Trustee shall transmit by mail to all Holders of Securities as provided in
Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 if required by and in compliance with Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with Section 313(b) of the Trust Indenture Act, if applicable. A copy of each such report required pursuant to Section 313(a) or 313(b) of the Trust Indenture Act shall, at the time

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



of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on, or delisted from, any stock exchange.

         SECTION 7.8. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of the Securities. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require containing all the information in the possession or control of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of the Securities.

         SECTION 7.9.   Compensation and Indemnity.

         (a) The Company shall pay to the Trustee from time to time such reasonable compensation for its services as the Company and the Trustee shall agree in writing from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

         (b) The Company and the Guarantors, jointly and severally, shall indemnify the Trustee or any Predecessor Trustee and their agents for, and hold them harmless against, any loss, liability, damage, claim or reasonable expense including taxes (other than taxes based upon or determined or measured by the income of the Trustee) incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company or the Guarantors, as applicable, shall defend the claim and the Trustee shall cooperate in the defense. The Company or the Guarantors, as applicable, need not pay for any settlement made without its consent.

         (c) The Company or the Guarantors, as applicable, need not reimburse any expense or indemnify against any loss, liability, damage or claim incurred by the Trustee through negligence or bad faith or willful misconduct.

         (d) To secure the payment obligations of the Company and the Guarantors pursuant to this Section, the Trustee shall have a lien prior to the Securities on all money

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



or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest, if any, on particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.1(g) or Section 6.1(h), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture.

         SECTION 7.10.   Replacement of Trustee.

         (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in Section 7.11.

         (b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company.

         (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities may remove the Trustee by so notifying the Trustee and the Company and may appoint a successor Trustee with the Company's consent.

         (d) If at any time:

                   (1) the Trustee fails to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

                   (2) the Trustee shall cease to be eligible under Section 7.12 of this Indenture or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

                   (3) the Trustee becomes incapable of acting, is adjudged a bankrupt or an insolvent or a receiver or public officer takes charge of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
         (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the

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



         Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the instrument of acceptance by a successor Trustee required by
Section 7.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

         (f) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee with respect to the Securities and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         SECTION 7.11.   Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to the successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.


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



         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

         (d) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee in the manner provided for notices to the Holders of Securities in Section 11.2. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 7.12. Eligibility; Disqualification. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $75,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect heretofore specified in this Article.

         SECTION 7.13. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 7.14. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue, exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities with respect to which such Authenticating Agent will serve in the manner set forth in Section 11.2. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses (including legal fees) for its services under this Section.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

         This is one of the Securities described in the within-mentioned Indenture.


                                    ---------------------------------
                                    as Trustee

                                 by
                                    ---------------------------------
                                    as Authenticating Agent



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



                                 by
                                    ---------------------------------
                                    Authorized Signatory


                                  ARTICLE VIII

                       Discharge of Indenture; Defeasance

         SECTION 8.1. Termination of Company's and Guarantors' Obligations Under this Indenture. This Indenture shall upon a Company Request cease to be of further effect with respect to the Securities (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities when

                   (1)      either

                           (A) all such Securities previously authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid, as provided in
         Section 2.10, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 3.3) have been delivered to the Trustee for cancellation; or

                           (B) all Securities not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency in which the Securities are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, if any, with respect thereto, on the date of such deposit (in the



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



         case of Securities which have become due and payable) or at the Stated Maturity or Redemption Date, as the case may be;

                   (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                   (3) the Company delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under Section 7.9, the obligations of the Company to any Authenticating Agent under Section 7.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 8.2 and the last paragraph of Section 3.3 shall survive.

         SECTION 8.2. Application of Trust Funds. Subject to the provisions of the last paragraph of Section 3.3, all money deposited with the Trustee pursuant to Section 8.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

         SECTION 8.3. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may at its option by or pursuant to Board Resolution, at any time, elect to have Section 8.4 or Section 8.5 be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article.

         SECTION 8.4. Defeasance and Discharge. Upon the Company's exercise of the option specified in Section 8.3 applicable to this Section, the Company and the Guarantors shall be deemed to have been discharged from its obligations with respect to such Securities on and after the date the conditions set forth in
Section 8.6 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 8.7 and the other Sections of this Indenture referred to in clause (ii) of this Section, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall on a Company Order execute proper instruments acknowledging the same), except the following, which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities to receive, solely from the trust funds described in Section 8.6(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such Securities when such payments are due; (ii) the Company's and the Guarantors' obligations with respect to such Securities under Sections 2.4, 2.6, 2.10, 3.2 and 3.3; (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Article VIII. Subject to compliance with this Article VIII, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 8.5 with respect to such Securities. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

         SECTION 8.5. Covenant Defeasance. Upon the Company's exercise of the option specified in Section 8.3 applicable to this Section, the Company shall be released from its obligations under Sections 3.4, 3.7, 3.8, 3.9, 4.1 and 5.9 (and with respect to Section 3.6, shall be required to certify only with respect to those covenants not defeased pursuant to this Section 8.5) with respect to such Securities on and after the date the conditions set forth in Section 8.6 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 3.4, 3.7, 3.8, 3.9, 4.1 and 5.9, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 6.1(c) or otherwise, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 8.6. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 8.4 or Section
8.5 to any Securities:

         (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 7.12 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 8.3 through 8.9 inclusive and the last paragraph of Section 3.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (x) and (y) of this Section 8.6(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, with instructions to the Trustee as to the application thereof,
(A) money in an

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



amount, or (B) Government Obligations which through the payment of interest, if any, and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause (x) or (y) of this Section 8.6(a), money in an amount or (C) a combination thereof in an amount sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge the principal of, premium, if any, and interest, if any, on such Securities on the Maturity of such principal or installment of principal or interest, if any. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption or purchase of Securities at a future date or dates in accordance with Article V which shall be given effect in applying the foregoing.

         (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound, in each case, on the date of such deposit pursuant to Section 8.6(a).

         (c) In the case of an election under Section 8.4, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

         (d) In the case of an election under Section 8.5, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (e) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 8.4 or the covenant defeasance under
Section 8.5 (as the case may be) have been complied with.


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



         (f) No Default or Event of Default under Section 6.1(g) or 6.1(h) with respect to such Securities shall have occurred and be continuing during the period commencing on the date of such deposit and ending on the 91st day after such date (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (g) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940 unless such trust shall be registered under such Act or exempt from registration thereunder.

         SECTION 8.7. Deposited Money and Government Obligations to Be Held in Trust. Subject to the provisions of the last paragraph of Section 3.3, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.6 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

         SECTION 8.8. Repayment to Company. To the extent permitted by the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 76, as amended or interpreted by the Financial Accounting Standards Board from time to time, or any successor thereto ("Standard No. 76"), or to the extent permitted by the Commission, the Trustee shall, from time to time, take one or more of the following actions as specified in a Company Request: (a) retransfer, reassign and deliver to the Company any securities deposited with the Trustee pursuant to Section 8.6(a), provided that the Company shall, in substitution therefor, simultaneously transfer, assign and deliver to the Trustee other Governmental Obligations appropriate to satisfy the Company's obligations in respect of the relevant Securities; and (b) the Trustee and Paying Agent shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time, including, without limitation, any assets deposited with the Trustee pursuant to Section 8.6(a) exceeding those necessary for the purposes of Section 8.6(a). The Trustee shall not take the actions described in subsections (a) and (b) of this Section 8.8 unless it shall have first received a written report of Arthur Andersen LLP, or another nationally recognized independent public accounting firm, (i) expressing their opinion that the contemplated action is permitted by Standard No. 76 or the Commission for transactions accounted for as extinguishment of debt under the circumstances described in paragraph 3.c of Standard No. 76 or any successor provision, and (ii) verifying the accuracy, after giving effect to such action or actions, of the computations which demonstrate that the amounts remaining to be earned

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



on the Government Obligations deposited with the Trustee pursuant to Section 8.6(a) will be sufficient for purposes of Section 8.6(a).

         SECTION 8.9. Indemnity for Government Obligations. The Company shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to this Article or the principal and interest, if any, and any other amount received on such Government Obligations.

                                   ARTICLE IX

                             Supplemental Indentures

         SECTION 9.1. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, the Guarantors and the Trustee at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities; or

         (b) to add to the covenants of the Company or the Guarantors for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company or the Guarantors; provided, however, that in respect of any such additional covenant such supplemental indenture may provide for a particular period of grace after Default (which period may be shorter or longer than that allowed in the case of other Defaults) or may limit the remedies available to the Trustee upon such Default; or

         (c) to add any additional Events of Default; or

         (d) to secure the Securities; or

         (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by the Trustee, pursuant to the requirements of Section 7.11; or

         (f) if allowed without penalty under applicable laws and regulations, to permit payment in respect of the Securities in bearer form in the United States; or

         (g) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities affected thereby; or

         (h) to cure an ambiguity or correct any mistake, provided such action shall not adversely affect the interests of the Holders of Securities; or

         (i) to add a Guarantor pursuant to Section 10.6 or remove a Guarantor which, in accordance with the terms of this Indenture, ceases to be liable in respect of its Guarantee.

         SECTION 9.2. Supplemental Indentures with Consent of Holders. With the written consent of the Holders of a majority of the aggregate principal amount of the Outstanding Securities adversely affected by such supplemental indenture, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify the rights of the Holders of such Securities; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, a supplemental indenture under this Section may not:

         (a) change the Stated Maturity of the principal of, or premium, if any, on, or any installment of principal of or premium, if any, or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption, repurchase or repayment thereof, or change the manner in which the amount of any principal thereof or premium, if any, or interest, if any, thereon is determined, or change the Place of Payment where or the currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

         (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

         (c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 3.2;

         (d) modify or change any provision of any Guarantee in a manner which adversely affects the holders of the Securities; or

         (e) make any change in Section 6.7 or this Section 9.2 except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of each Outstanding Security affected thereby.

         It is not necessary under this Section 9.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

         Upon the request of the Company, accompanied by an Officers' Certificate and a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, but shall not be obligated to, enter into such supplemental indenture.

         SECTION 9.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

         SECTION 9.4. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.5. Effect of Supplemental Indentures . Upon the execution of any supplemental indenture under this article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.


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



                                    ARTICLE X

                                   Guarantees

         SECTION 10.1.   Guarantees.

         (a) Subject to the provisions of this Article X, each Guarantor, jointly and severally, hereby irrevocably and unconditionally guarantees to each Holder of Securities and to the Trustee on behalf of the Holders (i) the due and punctual payment of principal of, premium, if any, and interest in full on each Security when and as the same shall become due and payable whether at Stated Maturity, by declaration of acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest in full on the Securities, to the extent permitted by law, and (iii) the due and punctual performance of all other Obligations of the Company and the other Guarantors to the Holders or the Trustee, including without limitation the payment of fees, expenses, indemnification or other amounts, all in accordance with the terms of the Securities and this Indenture. In case of the failure of the Company punctually to make any such principal or interest payment or the failure of the Company or any other Guarantor to perform any such other Obligation, each Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration or otherwise, and as if such payment were made by the Company and to perform any such other Obligation of the Company immediately. Each Guarantor hereby further agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Trustee or the Holders in enforcing any rights under these Guarantees. The Guarantees under this Article X are guarantees of payment and not of collection.

         (b) Each of the Company and the Guarantors hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company or any other Guarantor, any right to require a proceeding first against the Company or any other Guarantor, protest or notice with respect to the Securities or the indebtedness evidenced thereby and all demands whatsoever, and covenants that these Guarantees will not be discharged except by complete performance of the Obligations contained in the Securities and in this Indenture, or as otherwise specifically provided therein and herein.

         (c) Each Guarantor hereby waives and relinquishes:

                           (i) any right to require the Trustee, the Holders or the Company (each, a "Benefitted Party") to proceed against the Company, the Subsidiaries of the Company or any other Person or to proceed against or exhaust any security held by a Benefitted Party at any time or to pursue any other remedy in any secured party's power before proceeding against the Guarantors;

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




                           (ii) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of a Benefitted Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons;

                           (iii) demand, protest and notice of any kind (except as expressly required by this Indenture), including but not limited to notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Guarantors, the Company, the Subsidiaries of the Company, any Benefitted Party, any creditor of the Guarantors, the Company or the Subsidiaries of the Company or on the part of any other Person whomsoever in connection with any obligations the performance of which are hereby guaranteed;

                           (iv) any defense based upon an election of remedies by a Benefitted Party, including but not limited to an election to proceed against the Guarantors for reimbursement;

                           (v) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                           (vi) any defense arising because of a Benefitted Party's election, in any proceeding instituted under the Bankruptcy Law, of the application of Section 1111(b)(2) of the Bankruptcy Law; and

                           (vii) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Law.

         (d) Each Guarantor further agrees that, as between such Guarantor, on the one hand, and Holders and the Trustee, on the other hand, (i) for purposes of the relevant Guarantee, the maturity of the Obligations Guaranteed by such Guarantee may be accelerated as provided in Article VI, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed thereby, and (ii) in the event of any acceleration of such Obligations (whether or not due and payable) such Obligations shall forthwith become due and payable by such Guarantor for purposes of such Guarantee.

         (e) The Guarantees shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of principal of, premium, if any, or interest on any of the Securities is rescinded or must otherwise be returned by the

Holders or the Trustee upon the insolvency, bankruptcy or reorganization of the Company or any of the Guarantors, all as though such payment had not been made.

         (f) Each Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid by such Guarantor pursuant to the provisions of the Guarantees or this Indenture; provided, however, that a Guarantor shall not be entitled to enforce or to receive any payments until the principal of, premium, if any, and interest on all Securities issued hereunder shall have been paid in full.

         SECTION 10.2. Obligations of Guarantors Unconditional. Each Guarantor hereby agrees that its Obligations hereunder shall be Guarantees of payment and shall be unconditional, irrespective of and unaffected by the validity, regularity or enforceability of the Securities or this Indenture, or of any amendment thereto or hereto, the absence of any action to enforce the same, the waiver or consent by any Holder or by the Trustee with respect to any provisions thereof or of this Indenture, the entry of any judgment against the Company or any other Guarantor or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

         SECTION 10.3. Limitation on Guarantors' Liability. Each Guarantor and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the Obligations of such Guarantor under this Article X shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Article X, result in the Obligations of such Guarantor under its Guarantee not constituting a fraudulent transfer or conveyance under applicable federal or state law.

         SECTION 10.4. Releases of Guarantees.

         (a) If the Securities are defeased in accordance with the terms of
Article VIII of this Indenture, then each Guarantor shall be deemed to have been released from and discharged of its obligations under its Guarantee as provided in Article VIII hereof, subject to the conditions stated therein.

         (b) In the event an entity that is a Guarantor ceases to be a guarantor under the Credit Agreement (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the Credit Agreement), such entity shall also cease to be a Guarantor, whether or not a Default or an Event of Default is then outstanding.

         (c) Any Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of principal of, premium, if any, and interest on the Securities and for the other obligations of the Company, such Guarantor and any other Guarantor under this Indenture as provided in this
Article X.

         SECTION 10.5. Application of Certain Terms and Provisions to
Guarantors.

         (a) For purposes of any provision of this Indenture which provides for the delivery by any Guarantor of an Officers' Certificate or an Opinion of Counsel or both, the definitions of such terms in Section 1.1 shall apply to such Guarantor as if references therein to the Company were references to such Guarantor.

         (b) Any request, direction, order or demand which by any provision of this Indenture is to be made by any Guarantor shall be sufficient if evidenced by a Company Order; provided that the definition of such term in Section 1.1 hereof shall apply to such Guarantor as if references therein to the Company were references to such Guarantor.

         (c) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on any Guarantor may be given or served as described in Section
11.2 hereof.

         (d) Upon any demand, request or application by any Guarantor to the Trustee to take any action under this Indenture, such Guarantor shall furnish to the Trustee such certificates and opinions as are required in Section 7.2 hereof as if all references therein to the Company were references to such Guarantor.

         SECTION 10.6 Additional Guarantors. The Company shall cause each subsidiary of the Company that becomes a guarantor under the Credit Agreement (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the Credit Agreement), after the Closing Date, to execute and deliver to the Trustee, promptly upon any such formation or acquisition (a) a supplemental indenture in form and substance satisfactory to the Trustee which subjects such subsidiary to the provisions of the Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such subsidiary and constitutes the legal, valid, binding and enforceable obligation of such subsidiary (subject to such customary exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

                                   ARTICLE XI

                                  Miscellaneous

         SECTION 11.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control. Each Guarantor in addition to performing its obligations under its Guarantee shall perform such other obligations as may be imposed upon it with respect to this Indenture under the TIA.

         SECTION 11.2. Notices. Any notice or communication shall be in writing, in the English language and delivered in person or mailed by first-class mail or transmitted by facsimile (with written confirmation of receipt) addressed as follows:

                    if to the Company or any Guarantor:
                    Tower Automotive, Inc.
                    4508 IDS Center
                    Minneapolis, Minnesota  55402
                    Attention:  Chairman of the Board
                    Facsimile: (612) 332-2012

                    if to the Trustee:

                    United States Trust Company of New York
                    114 West 47th Street
                    New York, New York  10036-1532
                    Attention: Corporate Trust Administration
                    Facsimile: (212) 852-1626

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Where this Indenture provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if (i) in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice and (ii) if and so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such Stock Exchange shall so require, published in a daily newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

         In any case where notice to Securityholders is given by mail, neither the failure to mail a notice or communication to a Securityholder nor any defect in any notice so mailed shall affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 11.3. Communication by Holders with other Holders. Securityholders may communicate pursuant to TIA ss.3l2(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss.312(c).

         SECTION 11.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company or the Guarantors, as the case may be, to the Trustee to take or refrain from taking any action under this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee:

         (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         SECTION 11.5. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

         (a) a statement that the individual making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

         In giving such Opinion of Counsel, counsel may rely as to factual matters on an Officers' Certificate or on certificates of public officials.

         SECTION 11.6. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be Outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities Outstanding at the time shall be considered in any such determination.

         SECTION 11.7. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by, or a meeting of, Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

         SECTION 11.8. Legal Holidays. In any case where any interest payment date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of any Security) payment of principal, premium, if any, or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date; provided that no interest shall accrue on the amount so payable for the period from and after such interest payment date, Redemption Date, Stated Maturity or Maturity, as the case may be, if the payment is made on the next succeeding Business Day.

         SECTION 11.9. GOVERNING LAW. THIS INDENTURE, THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE COMPANY AND EACH GUARANTOR AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES AND THE GUARANTEES.

         SECTION 11.10. No Recourse Against Others. An incorporator, director, officer, employee, stockholder or controlling person, as such, of each of the Company or any Guarantors shall not have any liability for any obligations of the Company under the Securities, this Indenture or the Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

         SECTION 11.11. Successors. All agreements of the Company and the Guarantors in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 11.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

         SECTION 11.13. Variable Provisions. The Company initially appoints the Trustee as U.S. Paying Agent and Registrar with respect to any Global Securities and Deutsche Bank Luxembourg S.A. as Luxembourg Paying Agent.

         SECTION 11.14. Qualification of Indenture. The Company shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys' fees and expenses for the Company, the Trustee and the Holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

         SECTION 11.15. Table of Contents; Headings. The table of contents, cross- reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

         SECTION 11.16. Separability. In case any provision of this Indenture or the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.17. Benefits of Indenture. Nothing in this Indenture or in the Securities or the Guarantees, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                ISSUER:

                                R. J. TOWER CORPORATION (a Michigan
                                Corporation)


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                PARENT GUARANTOR:

                                TOWER AUTOMOTIVE, INC.


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                SUBSIDIARY GUARANTORS:

                                TOWER AUTOMOTIVE PRODUCTS
                                COMPANY, INC.


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                R. J. TOWER CORPORATION (an Indiana
                                Corporation)


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                R. J. TOWER CORPORATION (a Kentucky
                                Corporation)


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                KALAMAZOO STAMPING AND DIE
                                COMPANY


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                TRYLON CORPORATION


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                TOWER AUTOMOTIVE DELAWARE,
                                INC.


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President


                                ACTIVE TOOL & MANUFACTURING
                                CO., INC.


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                ACTIVE PRODUCTS CORPORATION


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                TOWER AUTOMOTIVE
                                INTERNATIONAL FUNDING, INC.


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                TOWER AUTOMOTIVE SERVICES AND
                                TECHNOLOGY, INC.


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                TOWER AUTOMOTIVE
                                INTERNATIONAL, INC.


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                TOWER AUTOMOTIVE
                                INTERNATIONAL HOLDINGS, INC.


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                ALGOODS USA INC.


                                By: /s/ Daniel H. Webber
                                   -------------------------------
                                Name:  Daniel H. Webber
                                Title:  Vice President

                                TRUSTEE:

                                UNITED STATES TRUST COMPANY OF
                                NEW YORK, as Trustee

                                By: /s/ Cynthia Chaney
                                   -------------------------------
                                Name:  Cynthia Chaney
                                Title:  Assistant Vice President

                                                                       EXHIBIT A

                           [Form of Initial Security]


                           [FACE OF INITIAL SECURITY]


  [INCLUDE APPROPRIATE LEGENDS AS SET FORTH IN SECTION 2.1(c) OF THE INDENTURE]

                             R. J. TOWER CORPORATION

                           9.25% Senior Note due 2010

                                                          *
ISIN
Common Code


     R. J. TOWER CORPORATION, a Michigan corporation (the "Company," which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to _________________, or its registered assigns, the principal sum indicated on the Schedule of Increases or Decreases in Global Security attached hereto, on August 1, 2010. The Global Note is a [Rule 144A], [Regulation S] [Institutional Accredited Investor] Global Note under the Indenture hereinafter referred to.

     Interest Payment Dates: February 1 and August 1, commencing February 1,
2001.

     Regular Record Dates: January 15 and July 15.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be executed manually or by facsimile by its duly authorized officers.


Dated:   July 25, 2000             R. J. TOWER CORPORATION

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------





Certificate of Authentication:

This is one of the Securities described
in the within-mentioned Indenture.


[Name of Authentication Agent]

By:
     ---------------------------------------
      Authorized Signatory


Dated: July 25, 2000

                           [REVERSE SIDE OF SECURITY]

                             R. J. TOWER CORPORATION

                           9.25% Senior Note due 2010

     Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   Principal and Interest.

     R. J. Tower Corporation, a Michigan corporation (the "Company"), promises to pay interest on the principal amount of this Security at a rate of 9.25% per annum from the date of issuance until repayment at maturity or redemption. The Company will pay interest semiannually on February 1 and August 1 of each year (each, an "Interest Payment Date"), commencing February 1, 2001. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Closing Date. Interest will be computed on the basis of a 360- day year of twelve 30-day months.

     The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand, to the extent permitted by law, at the rate borne by this Security; it shall pay interest (including post- petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent permitted by law.

     In accordance with the terms of the Exchange and Registration Rights Agreement, dated July 25, 2000, among the Company, the Guarantors and Chase Manhattan International Limited, Bank of America International Limited, ABN AMRO Incorporated, Donaldson, Lufkin & Jenrette International, First Chicago Limited and Scotia Capital (USA), Inc., the annual interest rate borne by the Initial Securities shall be increased by 0.5% per annum over the rate shown above ("Additional Interest") with respect to the first 90-day period immediately following the occurrence of any of the following: (A) neither an exchange offer registration statement (the "Exchange Offer Registration Statement") nor shelf registration statement (the "Shelf Registration Statement") is filed prior to or on 60 days after the Closing Date, (B) neither the Exchange Offer Registration Statement nor Shelf Registration Statement is declared effective by the Securities and Exchange Commission prior to or on 150 days after the Closing Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of the Commission, if later, 90 days after publication of the change in law or interpretation), (C) the Company has not exchanged Exchange Securities for all Initial Securities validly tendered in accordance with the terms of an exchange offer (the "Exchange Offer") on or prior to 180 days after the Closing Date, or (D) if applicable, the day the Shelf Registration Statement ceases to be effective if the Shelf Registration Statement has been declared effective but then ceases to be effective for a period in excess of 30 days at any time prior to the expiration of the holding period referred to in Rule 144(k) (each event referred to in clauses (A) through (D), a "Registration Default"). Any amount of Additional Interest will be payable in cash semiannually, in arrears, on each Interest Payment Date and will cease to accrue on the date (1) the Exchange Offer Registration Statement or Shelf Registration Statement is filed, in the case of
(A) above, (2) the Exchange Offer Registration Statement or Shelf Registration Statement is declared effective, in the case of (B) above, and (3) the Exchange Securities are exchanged for all Initial Securities validly tendered in accordance with the terms of the Exchange Offer, in the case of (C) above, or
(4) the Shelf Registration Statement which had ceased to remain effective prior to the expiration of the holding period referred to in Rule 144(k) is declared effective, in the case of (D) above. The amount of Additional Interest will increase by an additional 0.5% with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest for all Registration Defaults of 1.0% per annum over the rate shown above. The Holder of this Security is entitled to the benefits of such Registration Rights Agreement. References herein to interest include any Additional Interest.

     Notwithstanding any other provision of the Indenture or this Security: (i) accrued and unpaid interest on the Initial Securities being exchanged in the Exchange Offer shall be due and payable on the next Interest Payment Date for the Exchange Securities following the Exchange Offer and shall be paid to the Holder on the relevant record date of the Exchange Securities issued in respect of the Initial Securities being exchanged, (ii) interest on the Initial Securities being exchanged in the Exchange Offer shall cease to accrue on the date of completion of the Exchange Offer and interest on the Exchange Securities to be issued in the Exchange Offer shall accrue from the date of completion of the Exchange Offer and (iii) the Exchange Securities shall have no provisions for Additional Interest.

2.   Method of Payment.

     The Company will pay interest on the principal amount of the Securities as provided above on each Interest Payment Date, commencing February 1, 2001, to the persons which are Holders (as reflected in the Register at the close of business on the January 15 or July 15 immediately preceding the Interest Payment
Date), in each case, even if the Security is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Security to a Paying Agent on or after August 1, 2010.

     The Company will pay principal, premium, if any, and interest in Euros. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

     Principal of, and premium, if any, and interest on, Definitive Securities will be payable, and Definitive Securities may be presented for registration of transfer or exchange, at the office or agency of the Company maintained for such purpose. Principal of, and premium, if any, and interest on, Global Securities will be payable by the Company through the Trustee to the Book-Entry Depositary in immediately available funds. Holders of Definitive Securities will be entitled to receive interest payments by wire transfer in immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder. If wire instructions have not been received by the Trustee with respect to any Holder of a Definitive Security, payment of interest may be made by check in immediately available funds mailed to such Holder at the address set forth upon the Register maintained by the Registrar.

3.   Paying Agent and Registrar.

     Initially, United States Trust Company of New York, the Trustee under the Indenture, will act as U.S. Paying Agent, Deutsche Bank AG London will act as Fiscal and Principal Paying Agent and Deutsche Bank Luxembourg, S.A. will act as Luxembourg Paying Agent and the Registrar. The Company may change the Paying Agent or transfer agent without notice to any Holder; provided that it will at all times maintain a Paying Agent in Luxembourg so long as the Securities are listed on the Luxembourg Stock Exchange. The Company, any Subsidiary of the Company or any Affiliate of any of them may act as a Paying Agent or a transfer agent, subject to certain limitations.

4.   Indenture.

     The Company issued the Initial Securities under an Indenture dated as of July 25, 2000 (the "Indenture"), among the Company, the Guarantors and United States Trust Company of New York, as trustee (the "Trustee"). The terms of the Initial Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). The Initial Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

5.   Guarantees.

     The Securities are guaranteed by the Guarantors, subject to the release of such guarantees under certain circumstances, as provided in the Indenture.

6.   Optional Redemption.

     The Securities will be redeemable, in whole or in part, upon notice as provided in the Indenture, at any time at the option of the Company, at the Redemption Price equal to the greater of: (i) 100% of the principal amount of such Securities to be redeemed or (ii) as determined by a Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of the Securities discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Dealer Reference Rate plus 50 basis points, plus, in each case, any interest accrued but not paid to the Redemption Date.

     Securities in original denominations larger than *1,000 may be redeemed in part. On and after the Redemption Date, interest ceases to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.

7.   Mandatory Redemption.

     Except as set forth in paragraph 8 below, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.

8.   Repurchase at Option of Holder.

     If there is a Change of Control, the Company shall be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to *1,000 or an integral multiple thereof) of each Holder's Securities at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Additional Interest thereon, if any, to the date of purchase. Within 30 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

9.   Denominations; Transfer; Exchange.

     The Securities are in registered form without coupons in denominations of *1,000 of principal amount and integral multiples of *1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities selected for redemption. Also, it need not register the transfer or exchange of any Securities for a period beginning at the opening of 15 calendar days before the day of any selection of Securities for redemption under Section 6 hereof and ending at the close of business on the day of selection.

10.  Persons Deemed Owners.

     The registered Holder of a Security shall be treated as its owner for all purposes.

11.  Unclaimed Money.

     If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

12.  Discharge Prior to Redemption or Maturity.

     Subject to certain conditions contained in the Indenture, at any time some or all of the obligations under the Securities, the Guarantees and the Indenture may be terminated if the Company deposits with the Trustee money and/or Government Obligations sufficient to pay the principal of, and premium, if any, and interest on, the Securities to redemption or stated maturity, as the case may be.

13.  Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Indenture, the Securities and the Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.

14.  Restrictive Covenants.

     The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to create Liens and engage in Sale and Lease-Back Transactions. In addition, the Indenture imposes certain limitations on the ability of the Company to engage in mergers and consolidations or transfers of all or substantially all of its assets. The Indenture requires the Company to deliver to the Trustee an Officers' Certificate within 120 days after the end of each fiscal year stating whether or not the signers thereof know of any Default or Event of Default under such restrictive covenants.

15.  Defaults and Remedies.

     The Indenture provides that each of the following events constitutes an Event of Default with respect to this Security: (i) failure to pay principal of or premium, if any, on any Security when it becomes due and payable at stated maturity, upon acceleration, redemption or otherwise; (ii) failure to pay interest on any Security when it becomes due and payable and such Default continues for a period of 30 days; (iii) failure to comply in any material respect with any of the other agreements or covenants under the Indenture, which failure is not cured within 60 days after notice is given as specified in the Indenture; (iv) any Guarantee of a Significant Subsidiary ceases to be in full force and effect or any Guarantor that is a Significant Subsidiary denies or disaffirms its obligations under its Guarantee, except, in each case, in connection with a release of a Guarantee in accordance with the terms of this Indenture; (v) the default (beyond any applicable grace period) with respect to other Indebtedness of the Company for borrowed money in an aggregate principal amount of at least $30 million, which default shall constitute a failure to pay any portion of the principal when due and payable or results in the acceleration of the maturity of such Indebtedness prior to its stated maturity or occurs at the final maturity thereof; (vi) the entry of any final judgment or orders against the Company or any of its Subsidiaries in excess of $30 million individually or in the aggregate (not covered by insurance) that is not paid, discharged or otherwise stayed (by appeal or otherwise) within 60 days after the entry of such judgments or orders; and (vii) certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary.

     If an Event of Default occurs and is continuing, the principal amount hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

16.  Trustee Dealings with the Company.

     The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

17.  No Recourse Against Others.

     A director, officer, employee, stockholder, incorporator or other Affiliate of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company under the Securities, the Indenture or the Guarantees or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18.  Authentication.

     This Security shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Security.

19.  Abbreviations.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

20.  Additional Rights of Holders of Transfer Restricted Securities.

     In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement.

21.   GOVERNING LAW.

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE COMPANY AND EACH GUARANTOR AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY.

22.  Successor Corporation.

     In the event a successor corporation assumes all the obligations of the Company under the Securities and the Indenture, pursuant to the terms thereof, the Company will be released from all such obligations.

                              NOTATION OF GUARANTEE


     For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, dated as of July 25, 2000 (the "Indenture"), among R.J. Tower Corporation, the Guarantors party thereto and United States Trust Company of New York, as trustee (the "Trustee"), (i) the due and punctual payment of the principal of, premium, if any, and interest in full on the Securities (as defined in the Indenture), when and as the same shall become due and payable whether at Stated Maturity, by declaration of acceleration or otherwise, (ii) the due and punctual payment of interest on overdue principal of, premium, if any, and interest in full on the Securities, to the extent permitted by law, and (iii) the due and punctual performance of all other Obligations of the Company and the other Guarantors to the Holders or the Trustee, including, without limitation, the payment of fees, expenses, indemnification or other amounts, all in accordance with the terms of the Securities and this Indenture. In case of the failure of the Company to punctually to make any such principal or interest payment or the failure of the Company or any other Guarantor to perform any such other Obligation, each Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, by acceleration or otherwise. The Obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. The obligations of the Guarantors will be released only in accordance with the provisions of Article X of the Indenture.

                                       TOWER AUTOMOTIVE, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       TOWER AUTOMOTIVE PRODUCTS
                                       COMPANY, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       R. J. TOWER CORPORATION (an Indiana
                                       Corporation)

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       R. J. TOWER CORPORATION (a Kentucky
                                       Corporation)


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       KALAMAZOO STAMPING AND DIE
                                       COMPANY


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       TRYLON CORPORATION


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       TOWER AUTOMOTIVE DELAWARE, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       ACTIVE TOOL & MANUFACTURING CO., INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       ACTIVE PRODUCTS CORPORATION

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       TOWER AUTOMOTIVE INTERNATIONAL
                                       FUNDING, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       TOWER AUTOMOTIVE SERVICES AND
                                       TECHNOLOGY, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       TOWER AUTOMOTIVE INTERNATIONAL,
                                       INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       TOWER AUTOMOTIVE INTERNATIONAL
                                       HOLDINGS, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       ALGOODS USA, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                 ASSIGNMENT FORM


     To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:


                  (Insert assignee's soc. sec. or tax I.D. no.)



              (Print or type assignee's name, address and zip code)

and irrevocably appoint to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:
      ------------------------

                                      Your Name:
                                                --------------------------------
                                                (Print your name exactly as it
                                                appears on the face of this
                                                Security)


                                      Your Signature:
                                                     ---------------------------
                                                     (Sign exactly as your name
                                                     appears on the face of this
                                                     Security)


Signature Guarantee*:
                     --------------------------------------------------



         * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Company pursuant to Section 5.9 of the Indenture, please check the box: |_|

     If you want to elect to have only part of the Security purchased by the Company pursuant to Section 5.9 of the Indenture, state the amount you elect to have purchased:

                                                 $----------------

Date:
     -------------------------------

                                       Your Signature:
                                                      --------------------------
                                                      (Sign exactly as your name
                                                      appears on the face of
                                                      this Note)

                                       Tax Identification No.:
                                                              ------------------


Signature Guarantee*:
                     --------------------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

     The initial principal amount of this Global Security in *__________. The following increases or decreases in this Global Security have been made:


                                                                         Principal Amount of            Signature of
                 Amount of decrease in      Amount of increases in       this Global Security      authorized officer of
   Date of        Principal Amount of        Principal Amount of            following such               Trustee or
   Exchange      this Global Security        this Global Security       decrease (or increase)           Depositary
-------------- -------------------------  --------------------------  --------------------------  ------------------------

                                                                       EXHIBIT B

                          [Form of Exchange Security]


                           [FACE OF EXCHANGE SECURITY]


    [INCLUDE APPROPRIATE LEGENDS AS SET FORTH IN SECTION 2.1(c) OF THE
INDENTURE]

                             R. J. TOWER CORPORATION

                           9.25% Senior Note due 2010


                                                               Euro
ISIN
Common Code


     R. J. TOWER CORPORATION, a Michigan corporation (the "Company," which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to _________________, or its registered assigns, the principal sum indicated on the Schedule of Increases or Decreases in Global Security attached hereto, on August 1, 2010. The Global Note is a [Rule 144A], [Regulation S] [Institutional Accredited Investor] Global Note under the Indenture hereinafter referred to.

     Interest Payment Dates: February 1 and August 1, commencing February 1,
2001.

     Regular Record Dates: January 15 and July 15.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be executed manually or by facsimile by its duly authorized officers.


Dated:                                       R. J. TOWER CORPORATION
      -------------------

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------





Certificate of Authentication:

This is one of the Securities described in the within-mentioned Indenture.


[Name of Authentication Agent]

By:
    -----------------------------------
    Authorized Signatory


Dated:

                           [REVERSE SIDE OF SECURITY]

                             R. J. TOWER CORPORATION

                           9.25% Senior Note due 2010

     Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   Principal and Interest.

     R. J. Tower Corporation, a Michigan corporation (the "Company"), promises to pay interest on the principal amount of this Security at a rate of 9.25% per annum from the date of issuance until repayment at maturity or redemption. The Company will pay interest semiannually on February 1 and August 1 of each year (each, an "Interest Payment Date"), commencing February 1, 2001. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Closing Date. Interest will be computed on the basis of a 360- day year of twelve 30-day months.

     The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand, to the extent permitted by law, at the rate borne by this Security; it shall pay interest (including post- petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent permitted by law.

2.   Method of Payment.

     The Company will pay interest on the principal amount of the Securities as provided above on each Interest Payment Date, commencing February 1, 2001, to the persons which are Holders (as reflected in the Register at the close of business on the January 15 or July 15 immediately preceding the Interest Payment
Date), in each case, even if the Security is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Security to a Paying Agent on or after August 1, 2010.

     The Company will pay principal, premium, if any, and interest in Euros. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

     Principal of, and premium, if any, and interest on, Definitive Securities will be payable, and Definitive Securities may be presented for registration of transfer or exchange, at the office or agency of the Company maintained for such purpose. Principal of, and premium, if any, and interest on, Global Securities will be payable by the Company through the Trustee to the

Book-Entry Depositary in immediately available funds. Holders of Definitive Securities will be entitled to receive interest payments by wire transfer in immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder. If wire instructions have not been received by the Trustee with respect to any Holder of a Definitive Security, payment of interest may be made by check in immediately available funds mailed to such Holder at the address set forth upon the Register maintained by the Registrar.

3.   Paying Agent and Registrar.

     Initially, United States Trust Company of New York, the Trustee under the Indenture, will act as U.S. Paying Agent, Deutsche Bank AG London will act as Fiscal and Principal Paying Agent and Deutsche Bank Luxembourg, S.A. will act as Luxembourg Paying Agent and the Registrar. The Company may change the Paying Agent or transfer agent without notice to any Holder; provided that it will at all times maintain a Paying Agent in Luxembourg so long as the Securities are listed on the Luxembourg Stock Exchange. The Company, any Subsidiary of the Company or any Affiliate of any of them may act as a Paying Agent or a transfer agent, subject to certain limitations.

4.   Indenture.

     The Company issued the Exchange Securities under an Indenture dated as of July 25, 2000 (the "Indenture"), among the Company, the Guarantors and United States Trust Company of New York, as trustee (the "Trustee"). The terms of the Exchange Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). The Exchange Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

5.   Guarantees.

     The Securities are guaranteed by the Guarantors, subject to the release of such guarantees under certain circumstances, as provided in the Indenture.

6.   Optional Redemption.

     The Securities will be redeemable, in whole or in part, upon notice as provided in the Indenture, at any time at the option of the Company, at the Redemption Price equal to the greater of: (i) 100% of the principal amount of such Securities to be redeemed or (ii) as determined by a Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of the Securities discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Dealer Reference Rate plus 50 basis points, plus, in each case, any interest accrued but not paid to the Redemption Date.

     Securities in original denominations larger than (U)1,000 may be redeemed in part. On and after the Redemption Date, interest ceases to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.

7.   Mandatory Redemption.

     Except as set forth in paragraph 8 below, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.

8.   Repurchase at Option of Holder.

     If there is a Change of Control, the Company shall be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to (U)1,000 or an integral multiple thereof) of each Holder's Securities at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Additional Interest thereon, if any, to the date of purchase. Within 30 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

9.   Denominations; Transfer; Exchange.

     The Securities are in registered form without coupons in denominations of
(U)1,000 of principal amount and integral multiples of (U)1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities selected for redemption. Also, it need not register the transfer or exchange of any Securities for a period beginning at the opening of 15 calendar days before the day of any selection of Securities for redemption under Section 6 hereof and ending at the close of business on the day of selection.

10.  Persons Deemed Owners.

     The registered Holder of a Security shall be treated as its owner for all purposes.

11.  Unclaimed Money.

     If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

12.  Discharge Prior to Redemption or Maturity.

     Subject to certain conditions contained in the Indenture, at any time some or all of the obligations under the Securities, the Guarantees and the Indenture may be terminated if the Company deposits with the Trustee money and/or Government Obligations sufficient to pay the principal of, and premium, if any, and interest on, the Securities to redemption or stated maturity, as the case may be.

13.  Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Indenture, the Securities and the Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.

14.  Restrictive Covenants.

     The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to create Liens and engage in Sale and Lease-Back Transactions. In addition, the Indenture imposes certain limitations on the ability of the Company to engage in mergers and consolidations or transfers of all or substantially all of its assets. The Indenture requires the Company to deliver to the Trustee an Officers' Certificate within 120 days after the end of each fiscal year stating whether or not the signers thereof know of any Default or Event of Default under such restrictive covenants.

15.  Defaults and Remedies.

     The Indenture provides that each of the following events constitutes an Event of Default with respect to this Security: (i) failure to pay principal of or premium, if any, on any Security when it becomes due and payable at stated maturity, upon acceleration, redemption or otherwise; (ii) failure to pay interest on any Security when it becomes due and payable and such Default continues for a period of 30 days; (iii) failure to comply in any material respect with any of the other agreements or covenants under the Indenture, which failure is not cured within 60 days after notice is given as specified in the Indenture; (iv) any Guarantee of a Significant Subsidiary ceases to be in full force and effect or any Guarantor that is a Significant Subsidiary denies or disaffirms its obligations under its Guarantee, except, in each case, in connection with a release of a Guarantee in accordance with the terms of this Indenture; (v) the nonpayment at maturity or other default (beyond any applicable grace period) with respect to other Indebtedness of the Company for borrowed money in an aggregate principal amount of at least $30 million, which default results in the acceleration of the maturity of such Indebtedness prior to its stated maturity or occurs at the final maturity thereof; (vi) the entry of any final judgment or orders against the Company or any of its Subsidiaries in excess of $30 million individually or in the aggregate (not covered by insurance) that is not paid, discharged or otherwise stayed (by appeal or otherwise) within 60 days after the entry of such judgments or orders; and (vii) certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary.

     If an Event of Default occurs and is continuing, the principal amount hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

16.  Trustee Dealings with the Company.

     The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

17.  No Recourse Against Others.

     A director, officer, employee, stockholder, incorporator or other
Affiliate of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company under the Securities, the Indenture or the Guarantees or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18.  Authentication.

     This Security shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Security.

19.  Abbreviations.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

20.  GOVERNING LAW.

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE COMPANY AND EACH GUARANTOR AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF

NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS
SECURITY.

21.  Successor Corporation.

     In the event a successor corporation assumes all the obligations of the Company under the Securities and the Indenture, pursuant to the terms thereof, the Company will be released from all such obligations.

                              NOTATION OF GUARANTEE


     For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, dated as of July 25, 2000 (the "Indenture"), among R.J. Tower Corporation, the Guarantors party thereto and United States Trust Company of New York, as trustee (the "Trustee"), (i) the due and punctual payment of the principal of, premium, if any, and interest in full on the Securities (as defined in the Indenture), when and as the same shall become due and payable whether at Stated Maturity, by declaration of acceleration or otherwise, (ii) the due and punctual payment of interest on overdue principal of, premium, if any, and interest in full on the Securities, to the extent permitted by law, and (iii) the due and punctual performance of all other Obligations of the Company and the other Guarantors to the Holders or the Trustee, including, without limitation, the payment of fees, expenses, indemnification or other amounts, all in accordance with the terms of the Securities and this Indenture. In case of the failure of the Company to punctually to make any such principal or interest payment or the failure of the Company or any other Guarantor to perform any such other Obligation, each Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, by acceleration or otherwise. The Obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. The obligations of the Guarantors will be released only in accordance with the provisions of Article X of the Indenture.

                                           TOWER AUTOMOTIVE, INC.


                                           By: ______________________________
                                           Name:
                                           Title:

                                           TOWER AUTOMOTIVE PRODUCTS
                                           COMPANY, INC.


                                           By: ______________________________
                                           Name:
                                           Title:

                                           R. J. TOWER CORPORATION (an Indiana
                                           Corporation)


                                           By: ______________________________
                                           Name:
                                           Title:

                                           R. J. TOWER CORPORATION (a Kentucky
                                           Corporation)


                                           By: ______________________________
                                           Name:
                                           Title:

                                           KALAMAZOO STAMPING AND DIE
                                           COMPANY


                                           By: ______________________________
                                           Name:
                                           Title:

                                           TRYLON CORPORATION


                                           By: ______________________________
                                           Name:
                                           Title:

                                           TOWER AUTOMOTIVE DELAWARE, INC.


                                           By: ______________________________
                                           Name:
                                           Title:

                                           ACTIVE TOOL & MANUFACTURING CO., INC.


                                           By: ______________________________
                                           Name:
                                           Title:

                                           ACTIVE PRODUCTS CORPORATION


                                           By: ______________________________
                                           Name:
                                           Title:

                                           TOWER AUTOMOTIVE INTERNATIONAL
                                           FUNDING, INC.


                                           By: ______________________________
                                           Name:
                                           Title:

                                           TOWER AUTOMOTIVE SERVICES AND
                                           TECHNOLOGY, INC.


                                           By: ______________________________
                                           Name:
                                           Title:

                                           TOWER AUTOMOTIVE INTERNATIONAL,
                                           INC.


                                           By: ______________________________
                                           Name:
                                           Title:


                                          TOWER AUTOMOTIVE INTERNATIONAL
                                          HOLDINGS, INC.


                                          By: ______________________________
                                          Name:
                                          Title:

                                          ALGOODS USA, INC.


                                          By: ______________________________
                                          Name:
                                          Title:

                                 ASSIGNMENT FORM


     To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:
      ------------------


                          Your Name:
                                   ---------------------------------------------
                                   (Print your name exactly as it appears on the face of this Security)


                          Your Signature:
                                   ---------------------------------------------
                                   (Sign exactly as your name appears on the face of this Security)


Signature Guarantee*:
                     -------------------------------------



     * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Company pursuant to Section 5.9 of the Indenture, please check the box: |_|

     If you want to elect to have only part of the Security purchased by the Company pursuant to Section 5.9 of the Indenture, state the amount you elect to have purchased:

                               $
                                ----------------

Date:
     ----------------------

                                      Your Signature:
                                                     ----------------------------------------------
                                                     (Sign exactly as your name appears on the face
                                                     of this Note)

                                      Tax Identification No.:
                                                             --------------------------------------

Signature Guarantee*:
                     -----------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

     The initial principal amount of this Global Security in (U)__________. The following increases or decreases in this Global Security have been made:


                                                                         Principal Amount of            Signature of
                 Amount of decrease in      Amount of increases in       this Global Security      authorized officer of
   Date of        Principal Amount of        Principal Amount of            following such               Trustee or
   Exchange      this Global Security        this Global Security       decrease (or increase)           Depositary
--------------------------------------------------------------------------------------------------------------------------




















